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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C
                                 (Rule 14c-101)
                 IINFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14 (c) of the
                        Securities Exchange Act of 1934


Check the appropriate box:

|X|      Preliminary Information Statement

|_|      Definitive Information Statement

|_| Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))


                        PATIENT PORTAL TECHNOLOGIES, INC.

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                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_|      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:


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|_|      Fee paid previously with preliminary materials:


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:



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                      PRELIMINARY INFORMATION STATEMENT FOR
                        PATIENT PORTAL TECHNOLOGIES, INC.
                              8276 Willett Parkway
                             Baldwinsville, NY 13027

                                                                  April 22, 2009

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

To our stockholders:

This information statement (the "Information Statement") is being furnished in connection the Unanimous Written Consent of the Stockholders (the "Stockholders' Consent") of PATIENT PORTAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), which Stockholders' Consent is being sought to approve the proposals set forth below to be dated as of May 28, 2009 (the "Effective Date").

The principal executive offices of the Company are located at 8276 Willett Parkway, Baldwinsville, NY 13027. The approximate date on which this Information Statement and the accompanying Stockholders' Consent will first be sent or given to stockholders is May 8, 2009.

In this Information Statement, the following proposals will be presented to the stockholders for approval by the Stockholders' Consent:

         1. To elect a Board of Directors to serve for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

         2. To amend the Certificate of Incorporation of the Company, as amended, to create a series of Preferred stock to be known as the Series C Convertible Preferred Stock, par value $0.01 per share.

         3. To amend the Certificate of Incorporation of the Company as amended, to authorize the Board of Directors to authorize, create and issue new classes and series of preferred stock without requiring the Board of Directors to obtain shareholder approval for each new class and series (blank check preferred).

         4.   To approve the Company's 2009 Long-Term Incentive Stock Option
              Plan


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The Company will also be holding an annual meeting for the stockholders. The meeting will be at 4:00 pm on May 28, 2009 at the Company's offices located at 8276 Willett Parkway, Baldwinsville, New York 13027. You are cordially invited to attend. The Company's management will be in attendance and will answer any stockholder questions. There will not be any issues that require a vote and we do not need your proxy.

  THE SECURITIES DESCRIBED AND DISCUSSED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAVE THEY BEEN REGISTERED WITH OR
      APPROVED OR RECOMMENDED BY THE SECURITIES REGULATORY AUTHORITY OF ANY
              STATE, NOR HAS SUCH COMMISSION OR ANY SUCH REGULATORY
        AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF, OR THE ACCURACY
                 OR ADEQUACY OF, THIS INFORMATION STATEMENT. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  CERTAIN SECURITIES DESCRIBED AND DISCUSSED HEREIN ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS
    PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS,
                PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

The date of this Information Statement is April 22, 2009.

                                           By Order of the Board of Directors


                                           /s/ Thomas Hagan
                                           ----------------------------------
                                           THOMAS HAGAN, Secretary


Baldwinsville, NY
April 22, 2009


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                      PRELIMINARY INFORMATION STATEMENT FOR
                        PATIENT PORTAL TECHNOLOGIES, INC.
                              8276 Willett Parkway
                             Baldwinsville, NY 13027
                               ------------------

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                          RECORD AND VOTING SECURITIES

This information statement is being furnished to the stockholders to inform them about the transactions described in this information statement. This information statement is being filed with the U.S. Securities and Exchange Commission pursuant to Section 14 (c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and provided to the Company's stockholders pursuant to Rule 14c-2 promulgated under the Exchange Act.

Only stockholders of record at the close of business on March 31, 2009 (the "Record Date") will be entitled to receive this Information Statement and consent pursuant to the Stockholders' Consent. At the close of business on such Record Date, the Company had 42,951,130 shares of Common Stock, par value $.001 per share (the "Common Stock"), outstanding and entitled to consent pursuant to the Stockholders' Consent. There was no other class of voting securities of the Company outstanding on the Record Date.

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing.




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                        PATIENT PORTAL TECHNOLOGIES, INC.
                              8276 Willett Parkway
                             Baldwinsville, NY 13027

                               ------------------

                        PRELIMINARY INFORMATION STATEMENT
                           dated as of April 22, 2009

                               -------------------

                                TABLE OF CONTENTS

Proposal 1 -- Election of A Board of Directors

A.    The Company's Board of Directors

B.    Responsibilities, Committees and Matters Regarding the
      Board of Directors

              1.     Corporate Governance

              2.     Code of Ethics

              3.     Director Independence

              4.     Nominations for Directors

              5.     Meetings and Committees of the Board of Directors

              6.     Procedures for Contacting Directors.

              7.     Executive Compensation

C.       Required Vote; Approval by Stockholders' Consent

D.       Recommendation of the Board of Directors

Proposal 2 -- Approval of an Amendment to the Certificate of Incorporation of the Company to Create the Series C Convertible Preferred Stock of the Company

A.       Background

B.       The Dutchess Restructuring Transaction

              1.     Advantages

              2.     Risk Factors

              4.     Ownership Dilution

              5.     Reports About  Ownership of the Company's  Common Stock and
                     Compliance   With  Section  16(a)  of  the  Securities  And
                     Exchange Act Of 1934**

C.       Recommendation of the Board of Directors

D.       Required Vote; Approval by Stockholders' Consent

Proposal 3 - Approval of an Amendment to the Certificate of Incorporation to Authorize the Board of Directors to Authorize, Create and Issue New Classes and Series of Capital Stock Without Requiring Stockholder Approval (Blank Check Preferred).

A.       Delaware General Corporation Law

B.       Authority Granted Under the Certificate of Incorporation

C.       Blank Check Stock Amendment

D.       Risk Factors

E.       Recommendation of the Board of Directors

F.       Required Vote; Approval by Stockholders' Consent

Proposal 4 - Approval of the Long-Term Incentive Stock Option Plan.

A.       Terms of the Company's Long-Term Incentive Stock Option Plan

B.       Benefits of the Plan

C.       Securities Exchange Act of 1934

D.       Recommendation of the Board of Directors

E.       Required Vote; Approval by Stockholders' Consent

Miscellaneous Items

A.       Report of the Audit Committee

B.       Audit Fees and Expenses

Expenses

Other Business

Attachments: Stockholders' Consent and Exhibits


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                        PATIENT PORTAL TECHNOLOGIES, INC.
                              8276 Willett Parkway
                             Baldwinsville, NY 13027
                               ------------------

                        PRELIMINARY INFORMATION STATEMENT
                           dated as of April 22, 2009

--------------------------------------------------------------------------------

Proposal 1.  ELECTION OF A BOARD OF DIRECTORS

The directors of the Company are elected annually and hold office for the ensuing year until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The directors are elected by plurality of votes cast by stockholders. The Company's by-laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is five.

The following table and the paragraphs following the table set forth information regarding the current ages, terms of office and business experience of the proposed directors and current executive officers of the Company, all of whom are being nominated for election to the Board of Directors.

The existing Board of Directors of the Company consists of Mr. Kevin Kelly, Mr. Thomas Hagan, and Mr. Rounsevelle Shaum. Mr. Schaum is resigning as a director contemporaneously with the election of the directors listed below. Messrs. Douglas Leighton, Michael Novielli and Douglas D'Agata have been nominated by Dutchess Private Equities Fund, Ltd. ("Dutchess") pursuant to agreement with Dutchess as a result of the restructuring described under Proposal 2 below. Following their election, as a result of the restructuring described under Proposal 2 below, the holders of the Common Stock will have the right to elect two directors of the Company and Dutchess, as the holder of the Series C Convertible Preferred Stock referred to below under Proposal 2 below, will have the right to elect three directors of the Company.

Name                    Position                      Age     Year First Elected
--------------------------------------------------------------------------------

Kevin Kelly             President, CEO                48             2006

Thomas Hagan            Secretary and Director        65             2004

Douglas Leighton        Director                      40

Michael Novielli        Director                      44

Douglas D'Agata         Director                      39


A.       THE COMPANY'S BOARD OF DIRECTORS:

Kevin Kelly, age 48, is the President and Chief Executive Officer of the Company and is currently a director of the Company. Mr. Kelly formerly was Chief Executive Officer of Patient Portal Connect, Inc. (PPC), a Company he founded with his brothers in 2003. In December 2006, PPC acquired controlling interest in an inactive public entity and "reversed' the assets of PPC into this shell to form Patient Portal Technologies, Inc. In his role as CEO, Mr. Kelly is responsible for strategic planning, developing alliances, and assuring synergy between the business plan and operations. His vision and expertise helped position the launch of our innovative healthcare services platform, which are truly unique in the industry. Prior to joining Patient Portal Connect, Inc., Mr. Kelly co-founded a telecommunications company, Telergy, with his brothers. During his five-year tenure with the company, he was responsible for financial planning, strategic direction, and developing the structures for the highly successful energy partnerships. Mr. Kelly grew the company from a start-up to a company that raised more than $600 million in capital, built the fifth largest fiber network in the country, employed more than 650 employees, leading to a private valuation of $2.5B. Mr. Kelly also helped secure more than $400 million in contract sales. He is a graduate of LeMoyne College with a degree in Industrial Relations.

Thomas Hagan, age 65, has served as Acting Chief Financial Officer since 2004 in addition to serving as Secretary. He is currently a Director of the Company and brings to the Company a strong background in marketing, manufacturing and general management. Mr. Hagan served as President of The Dorette Company, a manufacturer of point of purchase advertising products company, from January, 1987 until October, 2002, and was responsible for a ten-fold increase in sales at that company during his tenure. His prior business experience includes management positions at General Electric Company in Cleveland, Philadelphia and Schenectady from 1960 to 1970. As a management consultant at McKinsey & Company from 1970 to 1973, he developed and managed marketing programs for numerous sales representative organizations, trade shows, key accounts and national accounts. Mr. Hagan is a graduate of Boston College School of Management, and received his Masters in Business Administration Degree from Case Western University. He has also served as a Captain in the U.S. Army Corps of Engineers.



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

Douglas Leighton, age 40, is a co-founder and principal of Dutchess Capital Management LLC ("DCM"), which since 1996 had arranged private equity and debt financings for publicly traded-companies. Since 2000, he has overseen the trading, investment due diligence, transaction structure, and risk management of DCM managed Funds and is a member of the firm's Investment Committee. Mr. Leighton has over 16 years of experience in securities, investment banking and asset management. In 1990 he received a combined Bachelor of Arts and Bachelor of Science degree in Economics and Finance from the University of Hartford. Mr. Leighton also is a director of Naturewell, Inc.

Michael Novielli, age 44, is a co-founder and principal of DCM and its predecessor firm Dutchess Advisors, Ltd., which since 1996 had arranged private equity and debt financings for publicly traded-companies. Since 2000, he has overseen transaction structure, risk management and regulatory compliance for DCM managed Funds and is a member of the firm's Investment Committee. Mike has over 15 years experience in securities, investment banking and asset management including tenure with PaineWebber (now UBS). He received a Bachelor of Science degree in Business from the University of South Florida in 1987. Mr. Novielli also is a director of Naturewell, Inc.

Douglas D'Agata, age 39, is the Director of Research for Dutchess since 2004. From 1998 to 2004, he was a financial advisor at Prudential Securities. Mr. D'Agata graduated from Hobart College with a degree in Political Science in 1993 and received a masters in finance from Bentley College in 2004.

B.    RESPONSIBILITIES, COMMITTEES AND MATTERS REGARDING THE BOARD OF DIRECTORS

1.       Corporate Governance

The Company's corporate governance is designed to ensure that members of the Board of Directors, including all independent outside Directors, perform in their capacity to ensure that the interests of the Board and management are in alignment with the interests of the stockholders. Effective for the current fiscal year, the Board has established Audit and Compensation Committees and will be expanding its membership from four to seven Members.

On an annual basis, each Director and named executive officer is required to complete a Director and Officer Questionnaire. Within this questionnaire are requirements for disclosure of any transactions with the Company in which the Director or named executive officer, or any member of his or her immediate family, have a direct or indirect material conflict of interest in which the Board is responsible for resolving any such conflict.

In April, 2008, the Company formed a Disclosure Committee in response to Management Certification Responsibilities under Sections 302 and 404 of the Sarbanes-Oxley Act of 2002. The Disclosure Committee assists the Chief Executive Officer, the Chief Financial Officer and the Audit Committee in monitoring (1) the integrity of the financial statements, policies, procedures and the internal financial and disclosure controls and risks of the Company, (2) the compliance by the Company with legal and regulatory requirements, to the extent that these policies, procedures and controls may generate either financial or non-financial disclosures in the Company's filings with the Securities and Exchange Commission. Additionally, in 2006, the Company also initiated a Code of Ethics, and in 2007, it initiated an Insider Trading Policy for all employees of the Company.



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

2.    Code of Ethics

The Company's Code of Ethics was instituted in December, 2006 and is applicable to all Directors, officers and employees. Each person, whether an employee, officer or director, has an individual responsibility to deal ethically in all aspects of the Company's business and to comply fully with all laws, regulations, and Company policies. In complying with the Company's Code of Ethics, individuals are expected to exercise high standards of integrity and good judgment and among other items, to apply principles of: honesty; avoid conflicts of interest, illegal or unethical conduct; advancement for legitimate interests to the Company's when the opportunity to do so arises; protecting the Company's assets and ensure their efficient use and to comply with all laws, rules, regulations, policies and guidelines applicable to the operation of the Company.

3.    Director Independence

In accordance with Nasdaq and American Stock Exchange rules, the Board will affirmatively determine the independence of each of its independent outside Directors and any nominee for election as an independent outside Director in accordance with required guidelines as set forth in the Exchange listing standards.

Based on these standards, the Board has determined that each of its non-employee Directors will have no relationship with the Company, except as a Director and/or stockholder of the Company.

4.    Nominations for Directors

The Company does not have a designated nominating committee. The Board of Directors does not consider a nominating committee necessary in that its independent directors will be expected to perform the same role as a nominating committee.

The Company has not adopted a formal policy with respect to minimum qualifications for members of its Board of Directors. However, in making its nominations, the Board will consider, among other things, an individual's senior level business experience, industry experience, financial background, breadth of knowledge about issues affecting the Company, time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual. Additionally, each proposed director must have the highest personal and professional ethics, integrity and values including the ability and fortitude to advance constructive opinion on issues affecting the Company and to be able to function appropriately in an atmosphere by and between other members of the Board of Directors.


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

Stockholders wishing to recommend candidates for consideration by the Board of Directors may do so by writing to the Secretary of the Company and providing the candidate's name, biographical data and qualifications. Such candidates recommended by stockholders will be evaluated on the same basis as all other candidates.

5.    Meetings and Committees of the Board of Directors

For the fiscal year ended December 31, 2008, there were six meetings of the Board of Directors. Each of the directors attended (or participated by telephone in) more than 75% of such meetings of the Board of Directors. During 2008, the Board of Directors did not act by unanimous written consent in lieu of a meeting on any occasion. During 2007, the Board had no established Committees.

6.    Procedures for Contacting Directors

The Company has adopted a procedure by which stockholders may send communications to one or more members of the Board of Directors by writing to such director(s) at their respective address listed in the Security Ownership section of this Proxy Statement or to the whole Board of Directors care of the Corporate Secretary, Patient Portal Technologies, Inc., 8276 Willett Parkway, Baldwinsville, NY 13027. Any such communications addressed to the whole Board of Directors will be promptly distributed by the Secretary to each director.

7.       Executive Compensation

      a. Compensation Discussion and Analysis

      i. Overview

The Board of Directors has approved the establishment of a Compensation Committee ("Committee" within this report) effective for the current fiscal year. The Committee does not have a specific charter and has the responsibility for establishing, implementing, monitoring and reviewing the Company's compensation philosophy and along with the other outside director, approves the salary and other compensation of officers and key employees of the Company. The Committee also administers the Company's 2004 Stock Option Plan and recommends the terms of grants of stock options and the persons to whom such options shall be granted in accordance with such plan, which are subject to approval by the full Board of Directors.

Individuals who served as the Company's Chief Executive Officer and Chief Financial Officer during fiscal 2008, as well as the other individuals included in the Summary Compensation Table on page 9, are referred to as the named "executive(s)" officers within this report.



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

      ii.   Compensation Philosophy

In reaching decisions regarding executive compensation, the Committee balances the total compensation package for each executive with sales and profits attained as well as achievement of annual and long-term goals. Competitive levels of compensation are necessary in attracting, rewarding, motivating, and retaining qualified management and that compensation provided to executives remains competitive relative to the compensation paid to comparable executives of similar companies. The Committee also believes that the potential for equity ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's highest paid executives. Certain performance-based compensation that has been approved by stockholders is not subject to the deduction limit. If necessary, the Company may attempt to qualify certain compensation paid to executive officers for deductibility under the Code, including Section 162(m). However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

      iii.  Role of Executive Officers in Compensation Decisions

The Committee makes all compensation decisions based upon recommendations made by the Chief Executive Officer and Chief Financial Officer regarding equity awards to participating executives and employees of the Company.

The Committee annually reviews the performance of the executives including salary adjustments and equity awards whereby the Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.


      iv.   Compensation Program

The Company has a comprehensive compensation program, which consists of cash compensation, both fixed and variable, and equity-based compensation. Overall compensation is predicated on industry and peer group comparisons and on performance judgments as to past and expected future contributions of the individual executive. Specific compensation for each executive is designed to fairly remunerate that employee of the Company for the effective exercise of their responsibilities, their management of the business functions for which they are responsible, their extended period of service to the Company and their dedication and diligence in carrying out their responsibilities for the Company.

Additionally, as the Company must compete with other healthcare technology companies for executive employees, the Committee sets overall compensation paid to these executives to attract and subsequently retain such employees. This objective may vary, but generally is dictated by the experience level of the individual, specific employment requirements of the Company and current market factors occurring in the healthcare technology industry. The Committee recognizes that closely monitoring these expectations over the long term will continue to be in the best interest for the enhancement of stockholder value.

The fixed aspect is intended to meet the requirements of compensating the executive for meeting essential goals in performance and are in place to insure the Company of consistency of leadership and the retention of qualified executives to foster a spirit of employment security, which thereby encourages decisions that will benefit long-term stockholders. Variable compensation is based upon the Committee annually adopting and approving sales, profit and stock price performance goals to be attained for the ensuing year.

      v.    Base Salary

The Company provides executives with a base salary to compensate them for services rendered during the fiscal year. Base salary for executives are determined for each executive based on their position and responsibility by using comparative market data within the health-care industry. Base salary determinations are designed to recognize the contributions made or expected to be made in the future by the executive.

Base salary levels are reviewed annually as part of the Company's performance review process as well as upon a promotion or other change in position responsibility. The Compensation Committee which was established by the Board of Directors will consider current market data individually relative to the position and responsibilities and to other executives, including the individual performance of the executive during its review of base salaries for executives.

      vi.   Performance-Based Incentive Compensation

Variable  or  performance-based   incentive   compensation  is  based  upon  the
Compensation Committee annually adopting and approving sales, profit and stock price performance goals to be attained for the ensuing year.

This cash incentive portion of executive compensation gives the Committee the latitude to design incentive compensation programs to promote a team approach for high performance and achievement of corporate goals by directors, executives and employees, encourage the growth of stockholder value and allows all employees to participate in the successes of the Company.

At the end of the fiscal year in order to set performance-based incentive compensation, the Committee assesses the performance of the Company and executives for objectives achieved, including estimated results for the next fiscal year. In order to pre-determine minimum and maximum levels for each objective, an overall percentage and cash payouts for the corporate financial objectives are calculated in order to balance such payouts relative to the overall success of the Company.

In making the annual determination of the minimum, target and maximum levels, the Committee may consider the specific circumstances facing the Company during the coming year. Sales volume, necessary research and development expenditures for its ethical pharmaceutical subsidiary and return to shareholders for improved stock price targets are set in alignment with the Company's strategic plan, expectations and performance.

      vii.  Long-Term Incentive Compensation

The Company has a long term incentive Stock Option Plan (the "Plan") in place which was approved in 2004. The Company will cancel this plan and replace it with the plan explained further in Proposal 4. No awards have been granted under the current plan through the current period.

      viii. Perquisites and Other Personal Benefits

The Company provides executives with limited personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain desired employees for key positions. The Committee reviews annually the levels of these limited personal benefits provided to the executives, which includes the use of Company vehicles and subsequently, the ability of the executive to purchase such asset at a later date. Additionally, life and disability insurance is provided at no cost to the executive and medical insurance is provided to each executive after each executive contributes to such costs for health and dental insurance as is also available to other employees. The effects of such benefits are included in the Summary Compensation Table on page 9 as Other Compensation.

      ix.   Executive Compensation Summary

The Summary Compensation table provides summary information concerning cash and certain other compensation for the years ended December 31, 2008 and 2007, respectively, paid or accrued by the Company to the Company's Chief Executive Officer and Chief Financial Officer and each highly compensated executive officer of the Company whose compensation exceeded $100,000 (the "Named Executive Officers") during 2008 and 2007. We have included the annual compensation received by the Officers of our TB&A Hospital Television, Inc. subsidiary, which we acquired in November, 2007. As part of the acquisition, the Company entered into employment agreements with Robert Baren and Thomas Brunskole, who are officers of the Compnay's subsidiary, TB & A.

In reviewing compensation for each of the named executive officers, the Committee reviews summaries which show the executive's current and previous compensation, including equity and non-equity based compensation.

--------------------------------------------------------------------------------

                           SUMMARY COMPENSATION TABLE

                                                Option    All Other
Name and                    Salary     Bonus    Awards  Compensation     Total
Principal                               (1)       (2)        (3)
Position          Year        ($)       ($)       ($)        ($)          ($)
------------------------------------ ----------------- -------------------------

KEVIN KELLY       2008    $  90,000  $     0             $   13,102 $   103,102
                  2007    $  90,000  $     0             $   13,213 $   103,213

DANIEL COHOLAN    2008    $  50,769  $     0             $    2,890 $    53,659
                  2007    $  48,923  $     0             $    2,975 $    51,898

THOMAS HAGAN      2008    $       0  $     0             $    4,000 $     4,000
                  2007    $       0  $     0             $    6,000 $     6,000

ROBERT BAREN      2008    $ 175,000  $     0             $      503 $   175,503
                  2007    $ 145,393  $     0             $      503 $   145,896

TOM BRUNSKOLE     2008    $ 214,577  $     0             $   10,180 $   224,757
                  2007    $ 145,393  $     0             $    8.950 $   154,343

         (1) Bonuses paid pursuant to the Company attaining specified sales and net income goals. There were no bonuses paid during 2008 and 2007.

         (2) There were no option awards during 2008 and 2007.

         (3) The value of attributable personal benefits for each Named Executive Officers of the Company such as; insurances for life, health, dental and disability. Additionally, there was no additional compensation from Stock Awards; Change in Pension Value and Nonqualified Deferred Compensation Earnings or Non-Equity Incentive Plan Compensation.

         x. Compensation Pursuant to Plans

An incentive stock option plan was instituted in 2004 (the "2004 Stock Option Plan") and approved by the stockholders in 2004. Pursuant to the 2004 Stock Option Plan, no options have been granted to directors, executive officers, and employees during 2008 or since its inception. The Company will cancel this plan and replace it with the Plan explained further in Proposal 4. No awards have been granted under the current plan through the current period.


                          Outstanding Equity Awards at Fiscal Year End
                                (Common Stock Purchase Warrants)


                                                   Equity
                                                  Incentive
                                                 Plan Awards
                   Number of       Number of      Number of
                  Securities      Securities      Securities
                  Underlying      Underlying      Underlying     Warrant
Name of           Unexercised     Unexercised    Unexercised     Exercise                 Stock
Officer and        Warrants        Warrants        Unearned       Price      Warrant     Awards
Director          Exercisable    Unexercisable     Warrants        ($)      Expiration     (1)
Kevin Kelly
President,
Chief
Executive
Officer             500,000              0         500,000     $   0.50     12/31/11        0

Kevin Kelly
President,
Chief
Executive
Officer             500,000              0         500,000      $   0.50    12/31/11        0

Thomas Hagan
Secretary,
Director            100,000              0         100,000      $   0.50    12/31/11        0

Daniel Cohalan
(2)
Director            500,000              0         500,000      $   0.50    12/31/11        0

Rounsevelle
W Schaum
(2)
Director            100,000              0         100,000      $   0.50    12/31/11        0

(1)      The Company does not have any stock awards.

(2)      Past Directors


      xi.   Option Exercises and Vesting During 2007

The following table sets forth certain information concerning stock options or warrants exercised during 2008 with respect to the Named Executive Officers:

                           Option / Warrant Awards          Stock Awards
                           -----------------------------------------------------
Name                       Number of              Number of
                            Shares     Value        Shares        Value
                           Acquired   Realized     Acquired      Realized
                              on          on          on            on
                           Exercise   Exercise     Exercise      Exercise
                             (#)        ($)          (#)            ($)

THE COMPANY HAD NO OPTION/WARRANT OR STOCK AWARDS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008.

      xii.  Compensation of Directors

                                                            All Other
                        Fee Earned or     Option Awards   Compensation
 Name of                Paid in Cash        (1) (2)           (3)         Total
 Independent Director       ($)               ($)             ($)          ($)

Rounsevelle W.
Schaum - Director       $ 10,000              $0               $0       $10,000

THE COMPANY HAD ONE INDEPENDENT DIRECTOR FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008.

C.    Required Vote: Approval by Stockholders' Consent

Directors are elected by a plurality of the votes cast, in person or by proxy, at a meeting. Because the Directors are being elected by written consent of the stockholders, a majority of the total number of votes entitled to be cast by all the stockholders must be cast in favor of each director. Pursuant to Voting Agreements, dated as of April 6, 2009, they executed with the Company (the "Voting Agreements"), the holders of a majority of the shares of Common Stock entitled to vote (the "Agreeing Holders") have agreed to vote their shares in favor of Messrs. Hagan and Kelly as Directors. Moreover, the Agreeing Holders have agreed to vote in favor of the transaction described in Proposal No. 2, below. As a part of such transaction, Messrs. Leighton, Novielli and D'Agata have been nominated as directors of the Company and, accordingly, the Agreeing Holders have agreed to vote in favor of the election of Messrs. Leighton, Novielli and D'Agata. Accordingly, upon execution of the Stockholders' Consent, Messrs. Kelly, Hagan, Leighton, Novielli and D'Agata will be elected as directors of the Company, without further action by the other stockholders of the Company.

D.    Recommendation of the Board of Directors

The Board of Directors of the Company recommended a vote "FOR" the election of each of the nominees.

Proposal 2. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO CREATE THE SERIES C CONVERTIBLE PREFERRED STOCK OF THE COMPANY

A.    Background

To provide funds for potential acquisition purposes, on November 1, 2007, the Company entered into a $7,000,000 convertible debenture agreement with Dutchess. The debenture agreement permitted Dutchess to elect to convert its debentures (the "Debentures") into shares of Common Stock. The conversion price for their shares of Common Stock is the lower of 85% of the lowest closing bid during the previous twenty (20) day period prior to the conversion date or $0.46. The financing transaction included issuing warrants to purchase up to an additional 22,826,086 shares of the Common Stock at a price of $0.46 per share. The warrant agreement expires on November 1, 2012. Dutchess' overall ownership in the Company is limited to 4.99% of the total outstanding shares of Common Stock, at any point in time, in accordance with the financing documents. As a result, the number of shares issuable to Dutchess, upon conversion of the Debenture and exercising of its warrants, could potentially be materially adverse to current and potential investors due to significant dilution. Although there is a restriction on ownership of more than 4.99%, Dutchess is free to sell any shares issued to them into the market, thereby enabling Dutchess to systematically convert the remaining Debentures or exercise additional Warrants into shares of Common Stock.

B.    The Dutchess Restructuring Transaction

In order to help fulfill our business plan, meet our cash flow requirements throughout fiscal 2009, continue our product development efforts and adjust our operating structure to reduce losses and ultimately attain profitability, we have been seeking to convert the Dutchess Debenture into equity and to reach an agreement with a lending institution to provide us with additional working capital. Toward this end, in the first quarter of 2009 the Company entered into agreements with Dutchess which, when finalized, will result in a complete restructuring of the debt transaction concluded in November 2007 (the "Dutchess Restructuring").

The key aspects of the Dutchess Restructuring are as follows. Dutchess will convert 100% of the outstanding Debenture as of the current period in 2009 (estimated at approximately $6.525 million as at April 30, 2009) into $7.5 million in aggregate liquidation preference of a new series of convertible preferred stock (the "Series C Preferred Stock") and cash in the amount of $500,000. The Series C Preferred Stock has a conversion feature and three call features.

Dutchess will have the right to convert the Series C Preferred Stock into a 35% interest in the then outstanding Common Stock of the Company, at the time of conversion. Dutchess can covert the Series C Preferred Stock at any time after the closing.

The Series C Preferred Stock also has three call features. First, the Company will call $20,000 of preferred stock each calendar month from the holder. Second, the Company will use 25% of any earnings before interest, depreciation and amortization in excess of one million dollars ($1,000,000) each calendar quarter, to call the representative number of shares of preferred stock from the holder. Thirdly, the Company agrees to apply 20% of the proceeds from subsequent capital raises, up to a cap of two million dollars ($2,000,000), toward redemption of preferred stock from the holder. The holder retains the right to limit this redemption to one million dollars ($1,000,000).

As part of the transaction Dutchess will retire all 22,826,026 warrants that it received in 2007 for 4% of the current outstanding Common Stock or 1,718,045 shares, and release its security interest in the assets of the Company. Additionally, the Company is working to finalize an agreement for new working capital through a commercial bank, and it is confident that the new bank financing will adequately fund current and near term working capital requirements. The Company believes that the Dutchess Restructuring together with other relevant actions being implemented will generate sufficient revenues and profits and increase cash flows from operations and that sufficient capital will be available, when required, to permit the Company to realize its plans. However, there can be no assurance that this will occur.

The terms of the new Series C Preferred Stock and those of the Dutchess Restructuring are as follows. The following is merely a description of the terms, and the stockholder is strongly encouraged to read the exhibits to this Information Statement which contain the terms of the Dutchess Restructuring in far greater detail.

--------------------------------------------------------------------------------
Dutchess Restructuring Terms
--------------------------------------------------------------------------------
Existing Debenture            The principal  amount and accrued  interest on the
                              Debenture, aggregating approximately $6,525,000 at
                              April 30, 2009,  will be converted  into (a) 7,500
                              shares of Series C Preferred  Stock and (b) a cash
                              payment of $500,000.
--------------------------------------------------------------------------------
Security Interest             Will be released upon consummation.
--------------------------------------------------------------------------------
Existing Warrants             22,826,026  Warrants  to  purchase  shares  of the
                              Common  Stock  will be  cancelled  in  return  for
                              1,718,045 shares of Common Stock.
--------------------------------------------------------------------------------
Preferred Stock               7,500 shares of Series C Preferred Stock
--------------------------------------------------------------------------------
Liquidation Preference        $1,000 per share ($7,500,000).
--------------------------------------------------------------------------------
Dividend                      Cumulative 8% dividend,  payable, at the Company's
                              option,  either in cash or in additional shares of
                              Series C Preferred Stock
--------------------------------------------------------------------------------
Conversion                    Each  share  of  Series  C   Preferred   Stock  is
                              convertible at Dutchess's  option into a number of
                              shares   equal  to   0.0072%   of  the  number  of
                              outstanding  shares of Common Stock at the time of
                              conversion.
--------------------------------------------------------------------------------
Scheduled Redemption          The  Company   will  redeem  20  shares   ($20,000
                              liquidation  preference) of the Series C Preferred
                              Stock each calendar month at a price of $1,000 per
                              share
--------------------------------------------------------------------------------
Redemption from               In addition,  in each calendar quarter the Company
Excess Cash Flow              will apply an aggregate 25% of its earnings before
                              interest, taxes, depreciation and amortization for
                              such quarter to redeem additional shares of Series
                              C  Preferred  Stock at a price of $1,000 per share
                              at the discretion of the holder.
--------------------------------------------------------------------------------
Repurchase from               In  addition,  the Company will apply an aggregate
Future Capital                20% of any future equity  capital  raised (but not
Raises                        more than  $2,000,000)  to  repurchase  additional
                              shares of Series C  Preferred  Stock at a price of
                              $1,000  per share,  at the  option of the  holder.
                              Dutchess  will be  required  to accept any offered
                              repurchase up to the amount of $1,000,000.
--------------------------------------------------------------------------------
Directors                     Dutchess will be entitled to name three (3) of the
                              total five (5) Directors.
--------------------------------------------------------------------------------

1.    Advantages

The Company believes that the Dutchess Restructuring will help it achieve the objectives outlined in its business plan, meet its cash flow requirements throughout fiscal 2009, continue its product development efforts and adjust its operating structure to reduce losses and ultimately attain profitability. The conversion of the Debenture will have the effect of converting indebtedness into equity and thereby reducing the Company's leverage. Release of the security interest will free up collateral which the Company can use to obtain the additional bank financing it seeks, which financing would not be otherwise obtainable without the availability of the collateral. Retirement of the Debenture and the Warrants will eliminate any dilution that might have resulted from the conversion of the Debenture or exercise of the Warrants. Conversion of the Debenture and exercise of the Warrants at current prices would result in dilution that would significantly exceed the dilution resulting from the conversion of the Series C Preferred Stock being issued in the Dutchess Restructuring. See "4. Ownership Dilution" below.

2.    Risk Factors

The consummation of the Dutchess Restructuring, however, presents the following risks to the Company and to the stockholders.

         o The $7,500,000 aggregate liquidation preference of the shares of Series C Preferred Stock being issued exceeds the $6,525,000 outstanding amount of the Debenture potentially exposing the Company to a cash shortfall attributed to the difference.

         o The conversion of the Debenture will require a cash payment of $500,000 from the Company to Dutchess and the issuance of 4% of the Common Stock to Dutchess in addition to the issuance of the shares of Series C Preferred Stock resulting in a negative effect on the Company's cash flow and a dilution effect to the Company's current stockholders.

         o Because the shares of Series C Preferred Stock are redeemable, the Company will have to generate sufficient cash flow both to service any additional debt it incurs and to permit the required redemption payments on the Series C Preferred Stock. There can be no assurance that the Company will generate sufficient cash flow to service its debt and redeem the Series C Preferred Stock.

         o The dividend payment on the Series C Preferred Stock may either require the Company to expend cash or to compound the number of shares of Series C Preferred Stock outstanding resulting in further dilution to the stockholders.

         o If and when Dutchess converted the Series C Preferred Stock it would result in substantial dilution to the holders of the Common Stock (although significantly less than the dilution that would result from the conversion of the Debenture and exercise of the existing Warrants at current prices under the current agreement). See "4. Ownership Dilution" below.

         o Nomination of three (3) directors will give Dutchess effective control of the Board of Directors.

3.    Current Equity Security Ownership

The following table sets forth information concerning ownership of the Company's Common Stock as of December 31, 2008 by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, each Director and Executive Officer and all directors and executive officers of the Company as a group. Unless otherwise indicated, the address of each person or entity listed below is the Company's principal executive office.

                                                                       Percent
 Name and                                     Amount and Nature of        of
 Address of Owner            Position         Beneficial Ownership      Class
--------------------------------------------------------------------------------

Kevin Kelly  (1,2)           President &       2,666,666     Owner       6.8  %
                             Director

Thomas Hagan (1)             CFO, Sec. &         240,000     Owner      < 1   %
                             Director

Daniel Coholan (1,2)         Shareholder       2,966,666     Owner       7.5  %

Rounsevelle W. Schaum (1)    Director            275,000     Owner       <1   %

Brian Kelly (1,2)            Shareholder       2,266,666     Owner       5.7  %

William Kelly (1,2)          Shareholder       2,666,666     Owner       6.8  %

Vicki Ramundo  (1,2)         Shareholder       2,666,666     Owner       6.8  %

David Wolf  (1,2)            Shareholder       2,666,666     Owner       6.8  %
                                              --------------------     --------

TOTAL OFFICERS, DIRECTORS  &                  16,414,996                41.6  %
SIGNIFICANT SHAREHOLDERS AS A                 ====================     ========
GROUP:

         (1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Company either owned directly or deemed to be beneficially owned by them. The percentage for each beneficial owner listed above is based on 39,466,757 shares outstanding on December 31, 2008, with respect to each such person holding options or warrants to purchase shares that are exercisable within 60 days after December 31, 2008, the number of options and warrants are deemed to be outstanding and beneficially owned by the person for computing such person's percentage ownership, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The number of shares indicated in the table include the following number of shares issuable upon the exercise of warrants: Kevin Kelly - 500,000 warrants, Thomas Hagan - 100,000 warrants, Daniel Coholan- 500,000 warrants, Brian Kelly - 500,000 warrants, William Kelly - 500,000 warrants, Vicki Ramundo- 500,000 warrants, David Wolf- 500,000 warrants, Rounsevelle W. Schaum- 100,000 Warrants.

         (2) On December 31, 2008, the Dutchess Debenture was currently convertible into Common Stock and the Dutchess Warrants were then exercisable. The number of shares of Common Stock into which the Dutchess Debenture is convertible is determined buy reference to the market price of the Common Stock. Taking into account all shares of Common Stock that were then issuable upon the conversion all the Debenture and exercise of all of the Dutchess Warrants at the $0.29 stock price on December 31, 2008, the following executive officers and directors beneficially owning more than 1% of the Common Stock would have beneficially owned the following percentages of the Common Stock: Mr. Cohalan, 3.3%; each of Messrs. Kevin Kelly, Brian Kelly, William Kelly and Wolf and Ms. Ramundo, 3,0%; and Mr. Brian Kelly, 2.6%. The shares beneficially owned by Dutchess at any such time, however (after giving effect to any shares sold by Dutchess), would have been limited to 4,429,292, or 4.99% of the Common Stock.

4.    Ownership Dilution

Conversion of the entire Dutchess Debenture and exercise of the Dutchess Warrants in full would result in significant ownership dilution to the existing holders of the Common Stock. The number of shares of Common Stock into which the Dutchess Debenture is convertible is determined by reference to the market price of the Common Stock. By way of example, taking into account all shares of Common Stock that were then issuable upon the conversion all the Debenture and exercise of all of the Dutchess Warrants at the $0.06 stock price on April 9, 2009, the number of outstanding shares of Common Stock would have increased by 150,767,143 from 42,951,130 to 193,718,273. Accordingly, the percentage interest of a holder of 1,000,000 shares of the Common Stock would decrease as a result of the conversion of the Debenture and exercise of the Warrants by 1.81% from 2.33% before such events to 0.52% after such events, without any change in the fair market value of the Company as a whole. This would result in a dilution to the ownership percentage of over 77%. Moreover, since Dutchess would be required sell all but a 4.99% interest in the Common Stock, the large number of shares of Common Stock that Dutchess would be required to divest could have an additional and significant adverse impact on the market price of the Common Stock.

The Dutchess Restructuring would result in significantly less ownership dilution to the holders of the Common Stock. Dutchess will receive 4% of the outstanding number of shares of Common Stock at closing, and its shares of Series C Preferred Stock would be convertible into only 35% of the then-outstanding Common Stock. Assuming no other changes in the Company's capitalization, were Dutchess to convert all its shares of Series C Preferred Stock into shares of Common Stock, the percentage interest of a holder of 1,000,000 shares of the Common Stock would decrease as a result by 0.87% from 2.33% before such events to 1.46% after such events, without any change in the fair market value of the Company as a whole. This would result in a dilution to the ownership percentage of approximately 37.3%.

It should be noted that under both conversion scenarios the amount of potential dilution to the value of a share of stock, if any, is unknown.

5.    Reports About Ownership Of The Company's Common Stock And Compliance  With
      Section 16 (A) Of The Securities And Exchange Act Of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten-percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended December 31, 2008, all reports of ownership and changes in ownership applicable to its executive officers, directors, and greater than ten-percent beneficial owners were filed on a timely basis.

C.    Recommendation of the Board of Directors

After discussion and careful analysis, the Board of Directors of the Company determined that the advantages to be realized from the Debenture Conversion substantially outweigh the risk factors. The Board has unanimously approved the Debenture Conversion and the amendment to the certificate of incorporation of the Company, as amended through the date hereof (as amended, the "Certificate of Incorporation") authorizing the creation of the Series C Preferred Stock (the "Charter Amendment") and recommended that the stockholders vote "FOR" the Charter Amendment.

D.    Required Vote; Approval by Stockholders' Consent

In order to issue the Series C Preferred Stock, the Certificate of Incorporation must be amended by the Charter Amendment to authorize the terms, power, rights and designations of the Series C Preferred Stock. The Charter Amendment has been approved by the Board of Directors, has been recommended to, and presented for approval by, the stockholders of the Company. In order to adopt the Charter Amendment, it must be approved by a majority of the total number of votes entitled to be cast by all the stockholders. Pursuant to the Voting Agreements, the Agreeing Holders have agreed to vote their shares in favor of the Charter Amendment. Accordingly, upon execution of the Stockholders' Consent, the Charter Amendment will be approved and adopted by the stockholders of the Company, without further action by the stockholders of the Company.

Proposal 3. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS OF THE COMPANY TO AUTHORIZE, CREATE AND ISSUE NEW CLASSES AND SERIES OF CAPITAL STOCK WITHOUT REQUIRING SHAREHOLDER APPROVAL (BLANK CHECK PREFERRED).

A.    Delaware General Corporation Law

For a Delaware corporation to authorize a class or series of capital stock, a resolution approving an amendment to the certificate of incorporation providing the terms, conditions and designations of the class or series of such stock must be approved by the board of directors, submitted to the stockholders for a vote and approved by the holders of a majority of the shares entitled to vote (and, in case the holders of any other class of stock having the right to vote in respect of such amendment, the holders of a majority of such class).

However, Delaware law also permits the board of directors of a corporation to adopt and create a class or series of stock by resolution adopting a certificate of designation containing the terms, conditions and designations of such stock. The directors may adopt the series or class of stock without approval of the stockholders, but only if the certificate of incorporation expressly vests such authority in the board of directors.

B.    Authority Granted Under the Certificate of Incorporation

There is no express grant of authority to the Board of Directors in its Certificate of Incorporation. Accordingly, the authorization of the Series C Preferred Stock required an amendment to the Certificate of Incorporation approved by a majority of the stockholders.

C.    Blank Check Stock Amendment

The Board of Directors already has the authority to adopt the terms of loans to, and debt securities of, the Company that would be prior in right of payment to any class of stock and that may otherwise have terms that may under certain circumstances be materially adverse to the rights of the holders of the Common Stock. Moreover, in deciding whether to approve any new class or series of capital stock, the Board of Directors would be obligated to exercise their fiduciary duties of care and loyalty to the stockholders, approving only those classes of capital stock that were in the best interest of the Company. Accordingly, the Board of Directors has proposed an amendment to the Certificate of Incorporation expressly vesting in the Board of Directors the authority to adopt and approve new classes of capital stock of the Company without stockholder consent (the "Blank Check Stock Amendment"). The preferred stock to be authorized is commonly referred to as "blank check" preferred stock ("Blank Check Preferred").

The Board of Directors believes that the creation of Blank Check Preferred is advisable and in the best interest of the Company and its stockholders for numerous reasons. For instance, the Company expects that it may need to raise capital again in the future to continue funding its operations and its growth strategy. It may be important in taking advantage of a potential corporate opportunity to act quickly in order to raise additional capital; the delay necessary to obtain consent of the shareholders could have an adverse effect upon the Company's ability to consummate such a transaction, the terms that may be available in such a transaction or both. The authorization of the Blank Check Preferred also would give the Company greater flexibility in responding to unsolicited acquisition proposals and could make it more difficult for a third party to effect a change of control. Notwithstanding anything in the preceding sentence, the Board of Directors of the Company is not aware of any present third party plans to gain control of the Company.

D.    Risk Factors

If the Blank Check Stock Amendment is approved, the Board of Directors may approve the creation and issuance of classes of capital stock without the requirement of stockholder approval. The terms of classes of stock adopted by the Board of Directors may be materially adverse under certain circumstances to holders of existing classes of stock. It is possible that the Board of Directors could create a class of stock under authority granted under the Blank Check Stock Amendment that may have terms that would not have been approved had the terms been presented to the stockholders for approval prior to such creation or adoption. Accordingly, the actual effect of the issuance of any shares of such Blank Check Preferred upon the rights of holders of Common Stock cannot be stated until the Board of Directors determines the specific rights of the holders of such Blank Check Preferred. However, the effects might include, among other things, restricting dividends on the Common Stock, diluting the voting power of the Common Stock, reducing the market price of the Common Stock, or impairing the liquidation rights of the Common Stock, without further action by the shareholders. Holders of the Company's Common Stock will not have preemptive rights with respect to the Blank Check Preferred.

E.    Recommendation of the Board of Directors

The Board of Directors believes that the advantages to be realized from the Blank Check Stock Amendment substantially outweigh the risk factors. The Board of Directors has unanimously approved, and recommended that the stockholders vote "FOR," the Blank Check Stock Amendment.

F.    Required Vote: Approval by Stockholders' Consent

In order to approve the Blank Check Stock Amendment, the Certificate of Incorporation must be amended. The Blank Check Stock Amendment has been approved by the Board of Directors and has been recommended to, and presented for approval by, the stockholders of the Company. In order to approve the Blank Check Stock Amendment, the Blank Check Stock Amendment must be approved by a majority of the total number of votes entitled to be cast by all the stockholders. Pursuant to the Voting Agreements, the Agreeing Holders have agreed to vote their shares in favor of the Blank Check Stock Amendment. Accordingly, upon execution of the Stockholders' Consent, the Blank Check Stock Amendment will be approved by the stockholders of the Company, without further action by the stockholders of the Company.

--------------------------------------------------------------------------------

Proposal 4.  APPROVAL OF THE LONG-TERM INCENTIVE STOCK OPTION PLAN.

The Board of Directors has approved the 2009 Long-Term Incentive Stock Option Plan (the " Plan ").

A.    Terms of the Company's 2009 Long - Term Incentive Stock Option Plan

The Plan establishes 10,000,000 shares as available to issues as part of a long term incentive program. All directors, officers, key employees and advisors to the board of the Company and its subsidiaries are eligible to participate in the Plan. The Board may from time to time authorize the granting of options under the Plan under such terms and conditions as it may determine. The option price will be no less than 100% of the market price of the shares on the date the option right is granted.

B.    Benefits of the Plan

The Board of Directors approved the Plan for several reasons. First, the Company wishes to be able to attract and retain the best available managers and employees by being able to compensate those managers and employees on competitive terms. Second, the Board of Directors believes that compensation of managers and employees through equity awards will reduce the amount of cash that would have been needed to adequately compensate these managers and employees with salary and bonuses. Third, the Board of Directors believes that compensating managers and employees through the award of equity will better align the interests of managers and employees, on the one hand, and the stockholders, on the other hand, by providing incentives to managers and employees to enhance the equity value of the Company.

Upon the approval of the Plan by the stockholders, the Company's 2004 Stock Option Plan will be terminated. See part B.7.a.4, 7, 8, 11 and 12 of this Information Statement.

C.    Securities Exchange Act of 1934

Approval of the Plan is being sought from the stockholders in order to permit the Plan to be treated as a qualified plan under the Internal Revenue Code.

Section 16 of the Securities Exchange Act of 1934 (the "Act") governs short-swing profits by corporate insiders, including directors, and generally requires that any profit obtained by such insider from a combination of any purchase and any sale within six months of each other must be paid to the Company. Rule 16b-3 under the Act provides an exemption from this short-swing profit recovery for certain transactions pursuant to plans approved by stockholders. The Company believes that the Plan will qualify for exemption from
Section 16 of the Act pursuant to Rule 16b-3 under the Act once it is approved by the stockholders. Accordingly, transactions by managers and employees in awards they receive under the plan and capital stock they receive pursuant to such awards, other than certain transactions initiated at the discretion of the manager or employee, will be exempt from the short-swing profits provisions of section 16 of the Act.

D.    Recommendation of the Board of Directors

The Board of Directors believes that the Company will benefit from the adoption and ratification by the stockholders of the Long-Term Incentive Compensation Plan. The Board of Directors has unanimously approved, and recommended that the stockholders vote "FOR," the Long-Term Incentive Compensation Plan.

E.    Required Vote: Approval by Stockholders' Consent

In order to approve the Long-Term Incentive Compensation Plan, it must be approved by a majority of the total number of votes entitled to be cast by all the stockholders. Pursuant to the Voting Agreements, the Agreeing Holders have agreed to vote their shares in favor of the Long-Term Incentive Compensation Plan. Accordingly, upon execution of the Stockholders' Consent, the Long-Term Incentive Compensation Plan Amendment will be approved by the stockholders of the Company, without further action by the other stockholders of the Company.


--------------------------------------------------------------------------------
                               MISCELLANEOUS ITEMS

A.    Report of the Audit Committee

On April 25, 2008, The Board of Directors established an Audit Committee and appointed Mr. Rounsevelle W. Schaum as its Chairman. Mr. Schaum is a director as defined under FINRA Rule 4200(a)(15). Mr. Shaum and all of the members to be appointed in the future to the Audit Committee are financially literate under current listing standards of Nasdaq and the American Stock Exchange. The Board of Directors has determined that Mr. Schaum is a financial expert, as defined under SEC rules, and is fully qualified to serve on the Audit Committee. The Company did not have an Audit Committee in place for the fiscal year ended December 31, 2007, and therefore there is no Report with respect to that fiscal year. The Audit Committee was fully operational for the current fiscal year ending December 31, 2008. Mr. Schaum will resign from the Board of Directors upon completion of the proposed Dutchess transaction. The Company will appoint a new Chairman of the Audit Committee at its first meeting. The new Board of Directors will also appoint an audit firm which may or may not be the current firm.

Management of the Company is responsible for the financial reporting process, including its systems of internal and disclosure controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent registered public accountants, who are appointed by the Audit Committee, are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes.

B.    AUDIT FEES AND EXPENSES

Additionally, audit fees, audit related fees, tax fees and all other service fees that were paid or payable to Hattray and Associates CPA, PA for 2007 and 2008 amounted to:

Audit Fees and Expenses for Year Ended December 31, 2007:                $36,160
Audit Fees and Expenses for Year Ended December 31, 2008:                $37,090

         (1) Included audit fees and expenses related to the acquisition of TB&A Hospital Television, Inc.

Beginning with 2009, the Company's Audit Committee shall review and pre-approve all audit and non-audit services to be provided by the independent auditor (other than with respect to the de minimis exceptions permitted by the Act). This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval reported to the Audit Committee at its next regularly scheduled meeting.

                                    EXPENSES

All expenses in connection with this Information Statement will be borne by the Company.

                                 OTHER BUSINESS

There is no other business that will be presented for consideration in this Information Statement or the Stockholders' Consent other than those items stated above.

Dated: April 22, 2009                     PATIENT PORTAL TECHNOLOGIES, INC.


                                          By: /s/ Thomas Hagen
                                          ---------------------------------
                                          Thomas Hagan


EXHIBIT A- Form of Stockholder Consent

                        PATIENT PORTAL TECHNOLOGIES, INC.

                  Action by Written Consent of the Shareholders
                          in Lieu of an Annual Meeting

         The undersigned, being the holders (the "Stockholders") of a majority of the outstanding shares of the Common Stock, par value $0.001 per share, of PATIENT PORTAL TECHNOLOGIES, INC., a Delaware corporation (the "Corporation"), entitled to vote in respect of the following matters, waiving all call and notice of a meeting, and acting in accordance with Section 228 of the Delaware General Corporation Law, hereby adopt the following resolutions and direct that this written consent be inserted into the minute book of the Corporation

              RESOLVED, that each of Kevin Kelly, Thomas Hagan, Douglas Leighton, Michael Novielli and Douglas D'Agata is, and each hereby shall be, elected as a director of the Corporation, to hold office for the ensuing year until the next annual meeting of stockholders of the Corporation and until their respective successors have been duly elected and qualified; and it is further

              RESOLVED, that the Certificate of Amendment to the Certificate of Incorporation of the Company in the form annexed hereto as Attachment 1 hereto and declared advisable by the Board of Directors of the Corporation is hereby is hereby authorized and approved; and is its further

              RESOLVED, that the Long-Term Incentive Compensation Plan of the Company in the form annexed hereto as Attachment 2 hereto and approved by the Board of Directors of the Corporation is hereby is hereby authorized and approved; and is its further

              RESOLVED, that all actions taken by the Board of Directors of the Corporation and the officers of the Corporation in furtherance of the foregoing are hereby approved and ratified in all respects.

         IN WITNESS WHEREOF, the undersigned have executed this Action by Written Consent of the Shareholders in Lieu of an Annual Meeting as of the date set forth below.

         Dated:   _________________ _____, 2009.




                                               -------------------------------



                                               -------------------------------

                            Attachment 1 to Exhibit A
            CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                        PATIENT PORTAL TECHNOLOGIES, INC.

         PATIENT PORTAL TECHNOLOGIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

         1. That at a meeting of the Board of Directors of the Corporation, the Board of Directors adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, as amended, declaring such amendment to be advisable and submitted said amendment to the stockholders of the Corporation for consideration thereof. The text of the resolution setting for the amendment is as follows:

         "RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered FOURTH so that, as amended, said Article FOURTH shall be and read as follows:

         "FOURTH: The amount of the total stock this corporation is authorized to issue is 100,000,000 shares of Common Stock with a par value of $0.001 per share and 1,000,000 shares of Preferred Stock with a par value of $0.01 per share. Of the shares of Preferred Stock with a par value of $0.01 per share, 800,000 shares of Preferred Stock shall be unclassified, and the board of directors shall have the authority by resolution, without requiring the consent of the holders of any shares of the capital stock of the corporation, to classify or create any series from such shares of Preferred Stock and to fix by resolution the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions, of such shares. The remaining 200,000 shares of Preferred Stock (subject to increase or decrease as provided below) shall be designated the "Series C Preferred Stock," par value $0.01 per share (the "Series C Preferred Stock"), and shall have the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions, set forth below.

                            "Series C Preferred Stock

              "(1) Designation and Amount. The number of shares constituting the Series C Preferred Stock shall be two hundred thousand (200,000). Such number of shares may be increased or decreased by resolution of the Board; provided that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation into Series C Preferred Stock.

              "(2) Liquidation Preference. In the event of (a) a sale, financing or refinancing of all or substantially all of the assets of the Corporation, or
(b) the liquidation of the Corporation, the holders of the Series C Preferred Stock, on a pro rata basis, shall (prior to any distribution on behalf of the holders of the Common Stock, $0.001 par value per share, of the Corporation (the "Common Stock")) be entitled to a preferential distribution up to the amount of their unreturned capital contribution from the proceeds of such sale, financing, refinancing or liquidation net of expenses of the transaction, debt obligations of the Corporation, designated use of proceeds for the financing or refinancing, and any reserves deemed appropriate by the Board in its sole discretion (a "Preferred Distribution"). Thereafter, all such distributions from such transaction shall be allocated pro rata to the holders of the Series C Preferred Stock and the holder of the Common Stock according to their number of shares. Except as may otherwise be provided by law or the Articles of Incorporation of the Corporation, any operating or other distributions shall be pro rata on a per share basis among all holders of Common Stock and the holders of Preferred Stock.

              "(3) The Corporation intends to sell Series C Preferred Stock and/or Common Stock to Dutchess Private Equities Fund, Ltd. ("Dutchess") through a private placement offering (the "Dutchess Offering"). In the event the Corporation sells Series C Preferred Stock to a person or entity other than Dutchess ("Additional Stock") at a per share value below the value paid by Dutchess in the Dutchess Offering, the Corporation will issue additional Series B Preferred Stock to Dutchess so the number of shares of Series C Preferred Stock owned by Dutchess shall be equivalent to the number of shares of Additional Stock purchased by such other person or entity with an investment identical in amount to such person or entity. In the event a person or entity obtains warrants or other securities convertible into Series C Preferred Stock, such warrants or other securities shall be considered in determining the per share value of the Additional Stock for the purposes of this provision.

              "(4) Voting Rights. The Series C Preferred Stock shall have a series vote: (i) with regard to any items that any Series of Preferred Stock, either individually or jointly, has a series vote; (ii) as provided under "Protective Provisions" below; or (iii) as required by law. Such series vote will require the approval of holders of fifty-one percent (51%) of the outstanding shares of Series C Preferred Stock.

              "(5) Protective Provisions. The Corporation hereby covenants that so long as any of the Series C Preferred Stock is outstanding, neither it nor any of its subsidiaries will, without the prior written approval of holders of at least fifty-one percent (51%) of the outstanding shares of Series C Preferred Stock, do or commit to do any of the actions described on Appendix A attached hereto (either directly or by amendment, merger, consolidation, or otherwise).

              "(6) Cumulative Dividend. To each holder of Series C Preferred Stock, the Corporation shall pay an annual dividend equal to Eight Percent (8%) of the per share price of each share of Series C Preferred Stock in cash or in Series C Preferred Stock, at the option of the Corporation, held by such holder (the "Dividend"). One-quarter of the annual Dividend shall be paid within fifteen (15) days after the end of each of the Corporation's fiscal quarters. Declaration and payment of the Dividend shall be in accordance with the DCGL.

              "(7) Conversion.

              "(a) Mechanics of Conversion. Each share of Series C Preferred Stock shall be convertible, at the sole option of the holder thereof, into share(s) of the Corporation's Common Stock (such shares of Common Stock hereinafter being referred to as "Conversion Shares") by the holder thereof sending to the Corporation a Conversion Notice (as defined below) for such shares. The term "Conversion Notice" shall mean a written notice signed and dated ("Conversion Date") by the holder of the Series C Preferred Stock wherein the holder has set forth the number of shares of Series C Preferred Stock that it intends to convert pursuant to the terms of this Certificate of Designation and computation of the number of Conversion Shares that the holder believes it is entitled to receive as a result of the application of the Conversion Formula (as defined below) to such conversion. The term "Conversion Formula" shall mean that number of Conversion Shares to be received by the holder of Series C Preferred Stock in exchange for each share of Series C Preferred Stock that such holder intends to covert pursuant to this provision, where such number of Conversion Shares shall be equal to the number of shares of Common Stock representing seventy two hundredths of a percent (.0072%) of the Common Stock outstanding, for each share of preferred stock, at the time of conversion.

              "(8) Put Right.

              "(a) The holder of Series C Preferred Stock shall have the right, at its sole option, to request the Company buy a specified number of its shares of Series C Preferred Stock back to the Corporation in exchange for payment by the Corporation of the Put Consideration (as defined below) in accordance with the terms of this provision. In order to exercise such right, the holder of the Series C Preferred Stock shall remit to the Company a Put Notice (as defined below) and the Put Consideration for such shares. The term "Put Notice" shall mean a written notice signed and dated by the holder of the Series C Preferred Stock and sent to the Corporation and has set forth the number of shares of Series C Preferred Stock that it intends to sell pursuant to the terms of this Certificate of Designation and computation of the Put Consideration. The term "Put Consideration" shall mean the number of shares of Series C Preferred that the Corporation thereof intends to purchase pursuant to this provision multiplied by the Put Price (as defined below). The term "Put Price" shall mean One Thousand Dollars ($1,000.00) per share of Series C Preferred Stock. The holder of the Series C Preferred Stock shall only be permitted to submit a Put Notice to the Company so long as the total Put Consideration does not exceed twenty thousand dollars ($20,000) per calendar month. The initial Put Notice can begin with any month after April 2009. The Company, in its sole discretion, may determine whether to accept to increase the Put Consideration described herein.

              "(b) In the event the Company raises funds from a third party, the holder of Series C Preferred Stock shall have the right, at its sole option, to request the Company buy a specified number of its shares of Series C Preferred Stock back to the Corporation in exchange for payment by the Corporation of the Put Consideration (as defined below) in accordance with the terms of this provision. In order to exercise such right, the holder of the Series C Preferred Stock shall remit to the Company a Put Notice (as defined below) and the Put Consideration for such shares. The term "Put Notice" shall mean a written notice signed and dated by the holder of the Series C Preferred Stock and sent to the Corporation and has set forth the number of shares of Series C Preferred Stock that it intends to sell pursuant to the terms of this Certificate of Designation and computation of the Put Consideration. The term "Put Consideration" shall mean the number of shares of Series C Preferred that the Corporation thereof intends to purchase pursuant to this provision multiplied by the Put Price (as defined below). The term "Put Price" shall mean One Thousand Dollars ($1,000.00) per share of Series C Preferred Stock. The holder of the Series C Preferred Stock shall only be permitted to submit a Put Notice to the Company so long as the total Put Consideration does not exceed one million dollars ($1,000,000).

              "(9) Call Right. Each quarter, the Call Consideration (as defined below) shall be, equal to twenty-five percent (25%) of the Company's earning before interest, taxes, deprecation and amortization ("EBITDA") which exceeds one million dollars ($1,000,000) per quarter but shall not be less that four million dollars ($4,000,000) per year. Those amounts shall be deposited into a separate account ("Separate Account") maintained by the Company, to be used for use by the Company only with the expressed written consent of the holders of the Series C Preferred . If in any fiscal year, the Company's EBITDA does not exceed four million dollars ($4,000,000) the holder of the Series C Preferred shall allow the repayment, upon request of the Company, of any amounts deposited in the Separate Account back to the Company within five days of filing of the annual report with the United States Securities and Exchange Commission. If funds are left in the Separate Account at the end of the fiscal year ("Remaining Funds"), the Corporation shall be obligated to request that a holder of Series C Preferred Stock sell a specified number of its shares of Series C Preferred Stock (the "Call Shares") to the Corporation in exchange for payment by the

Corporation of the Call Consideration (as defined below) in accordance with the terms of this provision. In order to exercise such right, the Corporation shall remit to such holder of Series C Preferred Stock a Call Notice (as defined below). Upon receipt of the Call Notice, each holder shall have a period of three (3) days (the "Call Notice Period") during which time it may, in its sole discretion, convert any or all of the shares of Series C Preferred Stock (up to the Call Consideration , and such converted shares may be sold at the holder's discretion, subject to compliance with federal and applicable state securities laws). Upon the expiration of the Call Notice Period, provided that the holder still beneficially owns any shares of Series C Preferred Stock, it shall deliver the Call Shares in exchange for the Call Consideration. The term "Call Notice" shall mean a written notice signed and dated by the Corporation to such holder of Series C Preferred Stock from whom the Corporation desires to repurchase the Call Shares wherein the Corporation has set forth the number of shares of Series C Preferred Stock that it intends to purchase pursuant to the terms of this Certificate and computation of the Call Consideration. The term "Call Consideration" shall mean the number of shares of Series C Preferred Stock that the Corporation thereof intends to purchase pursuant to this provision multiplied by the Call Price (as defined below). The Call Consideration shall be equal to the Remaining Funds. The term "Call Price" shall mean One Thousand Dollars ($1,000) per share of Series C Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series C Preferred Stock)."

         2. Pursuant to the resolution of its Board of Directors, the holders of a majority of the Common Stock and entitled to vote, acting in lieu of a meeting of the stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware consented to the adoption of the amendment.

         3. This amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this _____ day of May, 2009.



                                                  ----------------------------
                                                  Kevin Kelly
                                                  Chief Executive Officer

                                   Appendix A

                              Protective Provisions

         (i) sell all or any portion of the Corporation or any subsidiary, whether by sale of equity interests, merger (other than a merger in which the Corporation is the surviving entity and no change of control occurs as a result of such merger), reorganization, consolidation, refinancing or recapitalization that results in a change in controlling equity ownership of the Corporation or any subsidiary or sale, lease, exchange, transfer or other disposition of all or substantially all of the assets of the Corporation or such subsidiary;

         (ii) Except as set forth in the term sheet dated April 1,2009 between Five Star Bank and the Company incur any indebtedness, for borrowed money or grant except for purchase money security interests, create or permit the imposition of any lien, charge, security interest or other encumbrance upon any of the assets or properties of the Corporation or any subsidiary or guaranty or provide surety for the obligations of any third-party, other than (a) ordinary course trade payables, (b) financings of budgeted capital expenditures reflected in annual budgets approved by the Board, and (c) not more than two million dollars ($2,000,000) of traditional working capital financing from commercial lenders based on a borrowing base and secured only by the Corporation's accounts receivable;

         (iii) amend or modify (a) the Articles of Incorporation, Bylaws or similar governing instrument(s) of the Corporation or any of its subsidiaries, or (b) documentation relating to indebtedness for borrowed money of the Corporation or any subsidiary, other than indebtedness permitted under clause
(ii) above;

         (iv) enter into any new transactions between or among the Corporation and/or any subsidiary, on the one hand, and any of their respective equity owners, directors, officers, employees or affiliates, on the other hand, except agreements which have been executed prior to the date of execution of this Certificate; provided, however, that nothing in this clause (iv) shall be deemed to prohibit (a) normal and customary employment and benefit programs on terms approved by the Board (including at least a majority of the directors designated by the holders of the Series C Preferred), or (b) transactions between the Corporation and its wholly-owned subsidiaries (or between such subsidiaries) and transactions that are on terms no less favorable to the Corporation and/or its subsidiaries than those the Corporation and/or its subsidiaries could otherwise receive in an arms length transaction from an unaffiliated third-party;

         (v) make any payment on account of, or set aside any assets for a sinking or other analogous fund for, the purchase redemption, defeasance, retirement or other acquisition of any equity interest of the Corporation or any subsidiary, except other redemptions from officers, directors, employees or consultants to the Corporation upon termination of their employment or association with the Corporation pursuant to agreements between such persons and the Corporation approved by the Board;

         (vi) voluntarily liquidate, wind-up, dissolve or commence any bankruptcy, insolvency, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or make a general assignment for the benefit of creditors with respect to the Corporation or any of its subsidiaries;

         (vii) commence or settle any material litigation (defined as two hundred and fifty thousand dollars or more) or similar action to which the Corporation or any subsidiary is a party or could otherwise be bound;

         (viii) make any investment in one or more persons or entities in excess of five thousand dollars ($5,000) individually;

         (ix) change the line of business which is the sale of televisions and associated equipment to hospital facilities and providing non medical management and patient support services assisting hospitals to improve patient satisfaction and outcomes. of the Corporation or any subsidiary;

         (x) increase the size of the Board beyond five (5) directors;

         (xi) change the independent auditors of the Corporation;

         (xii) authorize, issue or agree to issue any equity securities (including convertible and exchangeable securities) of the Corporation or any subsidiary;

         (xiii) pay or make any dividends or distributions to its equity holders, other than distributions by subsidiaries of the Corporation to the Corporation and/or distributions in respect of the Series C Preferred Stock; or

         (xiv) adopt any new equity based or phantom incentive plan or program for the Corporation or any subsidiary (the approving board and shareholder resolutions should include the approval of the stock option plan)..

         (xv) the holders of the Series C Preferred shall have the right to appoint three (3) directors to the Company's Board.

                            Attachment 2 to Exhibit A
                      LONG-TERM INCENTIVE STOCK OPTION PLAN

                        PATIENT PORTAL TECHNOLOGIES, INC.

                      LONG-TERM INCENTIVE STOCK OPTION PLAN


         1. Preamble. This document sets forth the terms of the PATIENT PORTAL TECHNOLOGIES, INC. Long-Term Incentive Stock Option Plan ("Plan"), which shall become effective as of May , 2009, contingent upon the approval of the Plan by the shareholders of PATIENT PORTAL TECHNOLOGIES, INC.

         2. Purpose. The purpose of the Plan is to promote the interests of the Company by providing current and future directors, officers, key employees and advisors with incentive stock options, non-statutory stock options, and/or restricted stock in the Company, so that the interests of such directors, officers, employees and advisors will be closely associated with the interests of shareholders by reinforcing the relationship between shareholder gains and compensation.

         3. Eligibility. Directors and officers of the Company or its Subsidiaries, key employees of the Company or its Subsidiaries, and Advisors to the Board of Directors shall be eligible to participate in the Plan. Employee participants shall be selected by the Committee based upon such factors as the employee's past and potential contributions to the success, profitability, and growth of the Company.

         4. Definitions. As used in this Plan,

              (a) "Advisor" shall mean any natural person who is engaged to render bona fide consulting or advisory services to the Board of Directors.

              (b) "Board of Directors" shall mean the Board of Directors of the Company.

              (c) "Committee" shall mean the committee appointed by the Board of Directors to administer the Plan in accordance with Paragraph 14.

              (d) "Common Stock" shall mean the Common Stock, $.001 par value, of the Company.

              (e)    "Company" shall mean PATIENT PORTAL TECHNOLOGIES, INC.

              (f)    "Director" shall mean a member of the Board of Directors.

              (g) "Eligible Employees" shall mean persons treated by the Company for payroll and employment tax purposes as common law employees of the Company and described in Paragraph 3.

              (h) "Incentive Stock Option" shall mean the right granted to an Eligible Employee to purchase Common Stock under this Plan, the grant, exercise and disposition of which are intended to comply with, and to be governed by, Internal Revenue Code Section 422.

              (i) "Market Value per Share" shall mean, at any date, the fair market value per share of the shares of Common Stock, as determined by the Committee in accordance with Internal Revenue Code Sections 409A and 422.

              (j) "Non-Statutory Stock Option" shall mean the right granted to an Eligible Employee, Director or Advisor to purchase Common Stock under this Plan, the grant, exercise and disposition of which are not intended to be subject to the requirements and limitations of Internal Revenue Code
                     Section 422.

              (k) "Optionee" shall mean the Eligible Employee, Director or Advisor to whom an Option Right is granted pursuant to an agreement evidencing an outstanding Incentive Stock Option or Non-Statutory Stock Option.

              (l) "Option Right" shall mean the right to purchase a share of Common Stock upon exercise of an outstanding Incentive Stock Option or Non-Statutory Stock Option.

              (m) "Restricted Stock Award" shall mean an award of Common Stock to an Eligible Employee or Advisor that is subject to the restrictions described in Paragraph 9 and subject to tax under Internal Revenue Code Section 83.

              (n) "Subsidiary" shall mean any corporation in which (at the time of determination) the Company owns or controls, directly or indirectly, 50 percent or more of the total combined voting power of all classes of stock issued by the corporation.

         5. Shares Available Under the Plan.

              (a) The shares of Common Stock which may be made the subject of Option Rights or Restricted Stock Awards pursuant to this Plan may be either (i) shares of original issue, (ii) treasury shares, or (iii) a combination of the foregoing.

              (b) Subject to adjustments in accordance with Paragraph 11 of this Plan, the maximum number of shares of Common Stock that may be the subject of Option Rights or Restricted Stock Awards granted pursuant to this Plan shall be ten million (10,000,000) shares of Common Stock which are made available by virtue of this Plan.

         6. Grants of Option Rights Generally. The Committee, or the full Board of Directors, may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Option Rights to Directors, Eligible Employees or Advisors. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

              (a) Each grant shall specify whether it is intended as a grant of Incentive Stock Options or Non-Statutory Stock Options.

              (b) Each grant shall specify the number of shares of Common Stock to which it pertains.

              (c) Each grant shall specify an option price not less than 100 percent of the Market Value per Share on the date the Option Right is granted.

              (d) Successive grants may be made to the same Optionee whether or not any Option Rights previously granted to such Optionee remain unexercised.

              (e) Upon exercise of an Option Right, the entire option price shall be payable (i) in cash, (ii) by the transfer to the Company by the Optionee of shares of Common Stock with a value (Market Value per Share times the number of shares) equal to the total option price, (iii) by a combination of such methods of payment described in (i) and (ii) above, or
                     (iv) any other lawful means of payment acceptable to the Committee. Payment may not be made with Common Stock issued to the Optionee by the Company upon his or her prior exercise of an incentive stock option under this Plan or any other option plan unless the Common Stock received upon that prior exercise shall have been held by the Optionee for at least one year.

              (f) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by any officer designated by the Committee for this purpose and delivered to and accepted by the Optionee and shall contain such terms and provisions, consistent with this Plan, as the Committee may approve.

         7. Special Rules for Grants of Incentive Stock Options.

              (a) As provided in Paragraph 6(c), the option price per share of an Incentive Stock Option shall not be less than 100 percent of the Market Value per Share on the date of the grant of the option; provided, however, that, if an Incentive Stock Option is granted to any Eligible Employee who, immediately after such option is granted, is considered to own stock possessing more than ten percent of the combined voting power of all classes of stock of the Company, or any of its subsidiaries, the option price per share shall be not less than 110 percent of the Market Value per Share on the date of the grant of the option, and such option may be exercised only within five years of the date of the grant.

              (b) The period of each Incentive Stock Option by its terms shall be not more than ten years from the date the option is granted as specified by the Committee.

              (c) The Committee shall establish the time or times within the option period when the Incentive Stock Option may be exercised in whole or in such parts as may be specified from time to time by the Committee, except that Incentive Stock Options shall not be exercisable later than ten years, following the date the option is granted. The date of grant of each Option Right shall be the date of its authorization by the Committee.

              (d) Except as provided in Paragraph 12, or as may be provided by the Committee at the time of grant, (i) in the event of the Optionee's termination of employment due to any cause, including death or retirement, rights to exercise Incentive Stock Options shall cease, except for those which are exercisable as of the date of termination, and (ii) rights that are exercisable as of the date of termination shall remain exercisable for a period of three months following a termination of employment for any cause other than death or disability, and for a period of one year following a termination due to death or disability. However, no Incentive Stock Option shall, in any event, be exercised after the expiration of ten years from the date such option is granted, or such earlier date as may be specified in the option.

              (e) No Incentive Stock Options shall be granted hereunder to any Optionee that would allow the aggregate fair market value (determined at the time the option is granted) of the stock subject of all post-1986 incentive stock options, including the Incentive Stock Option in question, which such Optionee may exercise for the first time during any calendar year, to exceed $100,000. The term "post-1986 incentive stock options" shall mean all rights, which are intended to be "incentive stock options" under the Internal Revenue Code, granted on or after January 1, 1987 under any stock option plan of the Company or its Subsidiaries. If the Company shall ever be deemed to have a "parent", as such term is used for purposes of Section 422 of the Internal Revenue Code, then rights intended to be "incentive stock options" under the Internal Revenue Code, granted after January 1, 1987 under such parent's stock option plans, shall be included with the terms of the definition of "post-1986 incentive stock options".

         8. Special Rules for Grants of Non-Statutory Stock Options.

              (a) Except as provided in Paragraph 12, or as may be provided by the Committee at the time of grant, (i) in the event of the Optionee's termination of employment due to death or disability, rights to exercise Non-Statutory Stock Options that are exercisable as of the date of termination shall remain exercisable for a period of three years following termination, (ii) in the event of the Optionee's termination of employment due to any other reason, the rights to exercise Non-Statutory Stock Options that are exercisable as of the date of termination shall remain exercisable for a period of three years following termination, and (iii) the right to exercise Non-Statutory Stock Options that are not exercisable as of the date of termination shall be forfeited.

              (b) The Company shall not issue stock certificates to an Optionee who exercises a Non-Statutory Stock Option, unless payment of the required lawful withholding taxes has been made to the Company by check, payroll deduction or other arrangements satisfactory to the Committee.

         9. Restricted Stock Awards.

              (a) Shares of Common Stock granted pursuant to a Restricted Stock Award issued under the Plan (except as otherwise provided in the Plan) shall not be sold, exchanged, transferred, assigned, pledged, hypothecated, or otherwise disposed of, for the period of time determined by the Committee in its absolute discretion (the "Forfeiture Period"). Except as provided in Paragraph 12, or as may be provided by the Committee at the time of grant, if the recipient's employment with the Company or any of its Subsidiaries terminates prior to the expiration of the Forfeiture Period, the recipient shall, on the date employment terminates, forfeit and surrender to the Company the number of shares of Common Stock with respect to which the Forfeiture Period has not expired as of the date employment terminates. If Common Stock is forfeited, dividends paid on those shares during the Forfeiture Period may be retained by the recipient.

              (b) Upon each grant of a Restricted Stock Award, the Committee shall fix the Forfeiture Period. The Committee also shall determine whether to (i) issue certificates for the awarded shares of Common Stock to the grantee prior to the expiration of the Forfeiture Period, or (ii) transfer certificates for the awarded shares of Common Stock to an escrow agent, which agent shall hold the certificates until the expiration of the Forfeiture Period. Each certificate of Common  Stock  issued  to the  grantee  pursuant  to the
                     Restricted Stock Award prior to the expiration of the Forfeiture Period shall bear a legend to reflect the Forfeiture Period until the Forfeiture Period expires. As a condition to issuance of Common Stock, the Committee may require the recipient to enter into an agreement providing for the Forfeiture Period and such other terms and conditions that it prescribes, including, but not limited to, a provision that Common Stock issued to the recipient may be held by an escrow agent until the Forfeiture Period lapses. The Committee also may require a written representation by the recipient that he or she is acquiring the shares for investment.

              (c) When the Forfeiture Period with respect to shares of Common Stock held in escrow lapses, a certificate for such shares shall be issued, free of any escrow; such certificate shall not bear a legend relating to the Forfeiture Period.

              (d) Each recipient shall agree, at the time he or she receives a Restricted Stock Award and as a condition thereof, to pay or make arrangements satisfactory to the Committee regarding the payment to the Company of any federal, state or local taxes of any kind required by law to be withheld with respect to any award or with respect to the lapse of any restrictions on shares of restricted Common Stock awarded under this Plan, or the waiver of any forfeiture hereunder, and also shall agree that the Company may, to the extent permitted by law, deduct such taxes from any payments of any kind due or to become due to such recipient from the Company, sell by public or private sale, with ten days notice or such longer notice as may be required by applicable law, a sufficient number of shares of Common Stock so awarded in order to cover all or part of the amount required to be withheld, or pursue any other remedy at law or in equity. In the event that the recipient of shares of Common Stock under this Plan shall fail to pay to the Company all such federal, state and local taxes, or to make arrangements satisfactory to the Committee regarding the payment of such taxes, the shares to which such taxes relate shall be forfeited and returned to the Company.

              (e) The Committee shall have the authority at any time to accelerate the time at which any or all or the restrictions set forth in this Plan with respect to any or all shares of restricted Common Stock awarded hereunder shall lapse.

         10. Transferability. No Incentive Stock Option shall be transferable by an Optionee other than by will or the laws of descent and distribution. Incentive Stock Options shall be exercisable during the Optionee's lifetime only by the Optionee. Other rights granted pursuant to this Plan also shall not be subject to assignment, alienation, lien, transfer, sale or exchange, except to the extent provided otherwise by the Committee at the time the right is granted.

         11. Adjustments. The Committee shall make or provide for such adjustments in the maximum number of shares of Common Stock specified in Paragraph 5 of this Plan, in the numbers of shares of Common Stock covered by other rights granted hereunder, and in the prices per share applicable under all such rights, as the Committee in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of the rights of Optionees that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities, or any other transaction or event having an effect similar to any of the foregoing.

         12. Change in Control.

              (a) Except as may be provided at the time an Option Right or Restricted Stock Award is granted, and notwithstanding any other term or provision of this Plan, in the event the employment of an Eligible Employee is terminated for any reason, including the Eligible Employee's voluntary termination for "good reason" (as defined in (c) below), but not including the Eligible Employee's voluntary termination without "good reason" or the Eligible Employee's termination for "cause" (as defined in (d) below), within one year following a "Change in Control" (as defined in (b) below):

                     (i) all Option Rights granted to the Eligible Employee under this Plan prior to the date of termination, but not exercisable as of such date, shall become exercisable automatically as of the date of termination;

                     (ii) any Option Right that is exercisable as of the date of termination, or that becomes exercisable pursuant to (i) above, shall remain exercisable until the end of the exercise period provided in the original grant of the Option Right (determined without regard to the Eligible Employee's termination of employment); and

                     (iii) any Forfeiture Period (with respect to a Restricted Stock Award) that shall be unexpired as of the date of termination shall expire automatically as of such date.

              (b) For purpose of this Plan, a "Change in Control" shall mean the occurrence of any one of the following events: (i) any "person" including a "group" as determined in accordance with the Section 13(d)(3) of the Securities Exchange Act of 1934 ("Exchange Act"), is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger or other business combination (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 70 percent of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former stockholders of the Company, other than (A) affiliates within the meaning of the Exchange Act, or (B) any party to the merger or consolidation; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another corporation which is not controlled by the Company.

              (c) For purposes of this Paragraph 12, "good reason" shall mean action taken by the Company that results in: (i) an involuntary and material adverse change in the Eligible Employee's title, duties, responsibilities, or total remuneration; (ii) an involuntary and material relocation of the office from which the Eligible Employee is expected to perform the Eligible Employee's duties; or (iii) an involuntary and material adverse change in the general working conditions (including travel requirements) applicable to the Eligible Employee.

              (d) Termination "for cause" for purposes of this Paragraph 12 shall include, but not be limited to, any of the following:
                     (i) any act of dishonesty, misconduct or fraud, acts of moral turpitude, or the commission of a felony; (ii) unreasonable neglect or refusal to perform the duties assigned to the Eligible Employee, unless cured within 30 days; (iii) breach of duty or obligation to the Company or receipt of financial or other economic profit or gain as a result of or in any way arising out of the Eligible Employee's position with the Company and failure to account to the Company for such profits or other gains; or (iv) disclosure of confidential or private Company information or aiding a competitor of the Company (or any affiliate of the Company) to the detriment of the Company (or any affiliate of the Company).

         13. Fractional Shares. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

         14. Administration of the Plan.

              (a) This Plan shall be administered by the Committee, which shall consist of at least three members of the Board of Directors. Members of the Committee and the Chair of the Committee shall be appointed by the Board of Directors and may be replaced at any time by the Board of Directors. At any time deemed necessary or appropriate by the Board of Directors, the full Board of Directors may act as the Committee.

              (b) The Committee shall have the power to interpret and construe any provision of this Plan. The interpretation and construction by the Committee of any provision of this Plan or of any agreement evidencing the grant of rights hereunder, and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, shall be final and binding. No member of the Committee shall be liable for any such action or determination made in good faith.

              (c) Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the exercise of any right granted hereunder (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor rule) of the Securities Exchange Act of 1934, as may be amended from time to time, or any successor statute.

         15. Amendments, Termination, Etc.

              (a) This Plan may be amended from time to time by resolutions of the Board of Directors, provided that no such amendment shall (i) increase the maximum numbers of shares of Common Stock specified in Paragraph 5 of this Plan (except that adjustments authorized by Paragraph 11 of this Plan shall not be limited by this provision), or (ii) change the definition of "Eligible Employees", without further approval by the stockholders of the Company.

              (b) The Committee may, with the concurrence of the affected Optionee, cancel any agreement evidencing Option Rights granted under this Plan. In the event of such cancellation, the Committee may authorize the granting of new Option
                     Rights (which may or may not cover the same number of shares which had been the subject of the prior agreement) in such manner, at such option price and subject to the same terms and conditions as, under this Plan, would have been applicable had the canceled Option Rights not been granted.

              (c) In the case of any Option Right not immediately exercisable in full, the Committee in its discretion may accelerate the time at which the Option Right may be exercised, subject to the limitation described in Paragraph 7(c).

              (d) Notwithstanding any other provision of the Plan to the contrary, (i) the Plan may be terminated at any time by resolutions of the Board of Directors, and (ii) no rights shall be granted pursuant to this Plan after ten years from the date of approval of this plan by the shareholders.

EXHIBIT B - Debt Conversion Agreement

                            DEBT CONVERSION AGREEMENT

         THIS DEBT CONVERSION AGREEMENT (this "Agreement") is made and entered into as of March XX, 2009, by and between Patient Portal Technologies, Inc., a Delaware corporation with an office at 8276 Willett Parkway, Baldwinsville, NY 13027 (the "Company"), and Dutchess Private Equities Fund Ltd. ("Dutchess").

                                    RECITALS

         WHEREAS, The Company owes Dutchess amounts of principal, interest and penalties under the Convertible Debenture issued to Dutchess by the Company on November 1, 2007, a copy of which are attached hereto as Exhibit A (the "Convertible Debenture").

         WHEREAS, The Company has issued to Dutchess a certain warrant for the purchase of common shares of the company dated November 1, 2007 in the amount of 22,826,086 shares of the common stock, $.001 par value per share (the "Common Stock:") (the "Warrants")

         WHEREAS in connection with the issuance of the Convertible Debenture, the Company has given to Dutchess a Security Agreement made as of the 10th day of July, 2008 as collateral security for the Convertible Debenture (the "Security Agreement")

         WHEREAS in connection with the issuance of the Convertible Debenture, certain shareholders in the Company have pledged shares in the Company as collateral security for the Convertible Debenture (the" Pledge Agreement")

         WHEREAS, Dutchess desires to convert five million nine hundred sixty-nine thousand nine hundred sixty-six dollars and eleven cents ($5,969,966.11) under the Convertible Debenture (the "Obligation") into an aggregate of 7,500 shares of Series B preferred stock, par value $0.01 per share ("Preferred Stock"), of the Company (the "Shares"), and the Company desires to convert such Obligation into such Shares.

         WHEREAS, Dutchess shall retain five hundred thousand dollars ($500,000) as a balance on the Obligation.

         NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      4.    Conversion of the Obligations; Issuance of the Shares.

         4.1 At the Closing (as defined in Section 2 hereof) and subject to the terms and conditions of this Agreement, Dutchess hereby agrees to convert all of the Obligations into the Shares at a price of one thousand dollars ($1,000) per share, and the Company hereby agrees to issue an aggregate of seven thousand five hundred (7,500) shares of Preferred Stock to Dutchess. By converting the Obligation into the Shares, Dutchess acknowledges and agrees that, except as provided in Section 7 hereof, the Obligation will be cancelled and terminated in all respects and for all purposes and that Dutchess will be deemed to have released all claims held by Dutchess with respect to the Obligations, including the payment of principal and interest thereon, cancellation of the Warrants, the extinguishment of the Security Agreement and the cancellation of the Pledge Agreement and any fees and other amounts payable with respect to the Obligations.

         4.2 For purposes of calculating the holding periods for the Shares, Dutchess shall tack back to the holding period(s) for the Obligation under which Dutchess became entitled to receive the Shares pursuant to this Agreement. The Company shall not adopt a position inconsistent with the foregoing or contest such tacking for any reason, and the Company shall cooperate with Dutchess in any efforts Dutchess may undertake to assert such tacking in connection with the future sale of any Shares or any other purpose.

      (e)   Closing; Delivery of Shares.

         a. Closing. The closing of the conversion of the Obligations and the issuance of the Shares (the "Closing") shall occur on the date which the Company has duly issued and authorized Preferred Stock and is able to deliver to Dutchess the Shares free and clear of all leins as outlined in the Stock SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT dated April XX, 2009 between the Company and Dutchess.

         b.  Deliveries.  At the Closing,  the Company shall deliver to Dutchess
(i) a stock certificate representing the Shares in the name of Dutchess; (ii) the Stock Purchase Agreement described in Section 7 hereof, executed by an authorized representative of the Company; the original Warrants, and (iii) issuance of 1,718,045 restricted shares of the Company's Common Stock.

         c. Repayment of Debenture. Within sixty (60) days of Closing the Company shall make a Payment to Dutchess in the amount of five hundred thousand dollars ($500,000) to be applied to the Debenture obligation. In the event of the Company's failure to pay such amount, the Investor may demand 500 additional shares of Preferred Stock in cancellation of this obligation, which shall be promptly tendered by the Company.

      (f) Representations and Warranties of Dutchess. Dutchess represents and warrants to the Company as follows.

         a. Acquisition for Own Account for Investment. Dutchess is acquiring the Shares for Dutchess's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act").

         b. Understanding of Risks. Dutchess is aware of the highly speculative nature of the investment in the Shares and the financial hazards involved in such investment.

         c. Dutchess's Qualifications. By reason of Dutchess's business or financial experience, Dutchess is capable of evaluating the merits and risks of this investment, has the ability to protect Dutchess's own interests in this transaction, and is financially capable of bearing a total loss of the investment.

         d. No General Solicitation; Place of Sale. At no time was Dutchess presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

         e.   Compliance  with  Securities   Laws.   Dutchess   understands  and
acknowledges that the Shares are not being registered with the United States Securities and Exchange Commission (the "Commission") under the 1933 Act, but instead are being sold under an exemption or exemptions from the registration and qualification requirements of the 1933 Act or applicable state securities laws that impose certain restrictions on Dutchess's ability to transfer the Shares.

         f. Restrictions on Transfer. Dutchess understands that Dutchess may not transfer any Shares unless such Shares are registered under the 1933 Act or applicable state securities laws, or unless exemptions from such registration and qualification requirements are available.

         g. Representation by Counsel. Dutchess has been represented by its own counsel, accountant and tax specialist in connection with the acquisition of the Shares and entering into this Agreement and acknowledges that Dutchess is not relying on any securities, tax, accounting or other advice from the Company or its counsel or advisors.

      (g)   Representations   and  Warranties  of  the   Company.   The  Company
represents and warrants to Dutchess as follows.

         a. Authority. The Company has the power and authority to enter into and perform its obligations under this Agreement and to issue the Shares to Dutchess. The Company has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be. The execution and delivery of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary action and no other proceeding on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

         b. Valid Issuance of Shares. The Shares, when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable shares of Common Stock of the Company.

         c. Representation by Counsel. The Company has been represented by its own counsel, accountant and tax specialist in connection with the issuance of the Shares and entering into this Agreement and acknowledges that the Company is not relying on any securities, tax, accounting or other advice from Dutchess or its counsel or advisors.

         d. Consent. No consent, approval, authorization or order of any court or governmental authority or third-party is required in connection with the execution, delivery or performance of this Agreement by the parties.

      (h) Covenants of the Company. The Company hereby covenants to Dutchess as follows:

         a. Intentionally Omitted.

         b. On or before the Closing, the Company shall file a Certificate of Designation with the Delaware Secretary of State setting forth the rights, privileges and preferences of the Preferred Stock, which shall include, among other rights, privileges and preferences, the following:

              i. a. Dividends shall be paid quarterly, in cash or Preferred Stock at the Company's option, at the rate of eight percent (8.00%) per annum. Dividends shall be cumulative.

              ii. b. At the option of the holder thereof, shares of Preferred Stock may be converted into shares of the Company's common stock, par value $0.001 per share ("Common Stock"), as set forth in the Company's Articles of Incorporation (as amended by the filing of the Certificate of Designation described above).

              c. The Series C Preferred Stock shall be senior in rights, privileges and preferences to all other series of preferred or common stock of the Company, including with respect to dividend, distribution and liquidation rights, privileges and preferences.

         c. While the Preferred Stock is outstanding, the Company shall authorize and reserve a sufficient number of its previously authorized but unissued shares of Common Stock to satisfy the rights of conversion and purchase of the holders of the Series C Stock, which amounts shall be determined by reference to the Company's Articles of Incorporation (as amended by the filing of the Certificate of Designation described above).

         (i) Acknowledgements. The parties hereby acknowledge and agree that, as of the date hereof, the outstanding balances under the Convertible Debentures, and is as set forth on Exhibit B attached hereto.

         (j) Intentionally Omitted.

         (k) Restrictive Legend.

              a. Legend. Dutchess understands and agrees that the Company will place the legend set forth below or a similar legend on any stock certificates evidencing the Shares, together with any other legends that may be required by state or federal securities laws or the Company's Articles of Incorporation or
Bylaws:


         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

              (l) Compliance with Laws and Regulations. The sale and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Dutchess with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

         (m) General Provisions.

              a. Successors and Assigns; Assignment. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. This Agreement is not assignable without the prior written consent of the parties hereto, except that Dutchess may assign this Agreement to any affiliate without the consent of the Company.

              b. Governing Law. The validity, terms, performance and enforcement of this Agreement shall be governed and construed by the provisions hereof and in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements that are negotiated, executed, delivered and performed solely in the Commonwealth of Massachusetts.

              c. Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at such address as such party may designate by one of the indicated means of notice herein to the other party hereto. If the notice shall be given to the Company, a copy of which shall be given to Michael Lorenz, residing at 5109 Waterford Wood Way, Fayetteville, NY13066.

              13.4 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

              13.5 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement.

              13.6 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersedes all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

              13.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

              13.8 Facsimile Signatures. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party

              13.9 Amendment and Waivers. This Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

              13.10 Third-Party Beneficiaries. Nothing in this Agreement is intended to confer upon any other person, whether or not named herein, and rights or remedies of any nature whatsoever under or by reason of this Agreement.

              13.11 Disputes Under the Agreement. All disputes arising under this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws. The parties to this Agreement shall submit all disputes arising under this Agreement to arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association (the "AAA"). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the Commonwealth of Massachusetts. No party hereto will challenge the jurisdiction or venue provisions as provided in this section. Nothing in this section shall limit the Holder's right to obtain an injunction for a breach of this Debenture from a court of law. Any injunction obtained shall remain in full force and effect until the arbitrator, as set forth herein, fully adjudicates the dispute.



                            [Signature page follows]

         IN WITNESS WHEREOF, the Company and Dutchess have caused this Debt Conversion Agreement to be executed and delivered as of the date first written above.


                                   DUTCHESS PRIVATE EQUITIES FUND, LTD.:



                                   By:   ____________________________
                                   Name:  Douglas H. Leighton
                                   Title: Director

                                   THE COMPANY:

                                   PATIENT PORTAL TECHNOLOGIES, INC.



                                   By:   ____________________________
                                   Name: Kevin Kelly
                                   Its:  Chairman of the Board

                                    EXHIBIT A

                             Convertible Debentures

                                SENIOR DEBENTURE
                                ----------------

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION" OR THE "SEC") OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FACE AMOUNT:                                                         $7,000,000
PRICE:                                                               $7,000,000
DEBENTURE NUMBER:                                             November 2007 101
ISSUANCE DATE:                                                 November 1, 2007
MATURITY DATE:                                                 November 1, 2012

         FOR VALUE RECEIVED, Patient Portal Technologies, Inc., a Delaware corporation ("Company"), hereby promises to pay DUTCHESS PRIVATE EQUITIES FUND, LTD. ("Holder") by November 1, 2012 (the "Maturity Date"), the principal amount of Seven Million U.S. Dollars ($7,000,000) (the "Face Amount"), and to pay interest and redemption on the principal amount thereof, and any accrued penalties, in such amounts, at such times and on such terms and conditions as are specified herein.

         This Senior Debenture (this "Debenture") is subject to automatic conversion at the end of five (5) years from the date of issuance, at which time the Debenture outstanding will be automatically converted based upon the formula set forth in Article 3.2(c) hereof.

Article 1   Interest.

              (a) Company shall pay interest ("Interest") at the rate of twelve percent (12%) per annum, compounded daily, on the unpaid Face Amount of this Debenture at such times and in such amounts as outlined in this Article 1. Company shall make mandatory monthly payments of interest (the "Interest Payments"), in an amount equal to the interest accrued on the principal balance of the Debenture from the last Interest Payment until such time as the current Interest Payment is due and payable. The Interest Payments shall commence the first month following the Issuance Date and shall continue until the Face Amount is paid in full, and the Interest Payments shall be paid the last day of each such month. Holder shall retain the right, but not the obligation, to convert any Interest due and payable under this Debenture on terms outlined in Section 3 of this Debenture.

              (b) Any monies paid to Holder in excess of the Interest due when paid shall be credited toward the redemption of the Face Amount of this Debenture.

Article 2   Method of Payment.

         Section 2.1  Repayment of Debenture.

              (a) Commencing on the seventh (7th) month following the Issuance Date, Company shall make the Interest Payment outlined in Article 1 hereof and monthly amortizing payments to Holder (the "Amortizing Payments") on the Face Amount of the Debenture, plus the Redemption Amount on the principal (as defined in Article 14 hereof), with such Amortizing Payments to be paid on the last business day of each month for so long as there is an outstanding balance on this Debenture, in the amount of One Hundred and Eighty-Three Thousand Eight Hundred and Twenty-Five dollars and 17/100 U.S. dollars ($183,825.17) (the "Amortizing Payment Amount").

              (b) At the end of the thirty-six (36) month anniversary of the Issuance Date ("Anniversary Date"), all amount then currently owed under the Debenture shall become immediately due and payable to Holder.

              (c) Notwithstanding any provision to the contrary in this Debenture, Company may pay in full to Holder the Face Amount, or any balance remaining thereon, in readily available funds, at any time and from time to time without penalty.

              (d) After the date (the "Effective Date") on which United States Securities and Exchange Commission (the "Commission" or the "SEC") declares the registration statement (the "Registration Statement") covering the shares underlying the conversion of this Debenture (the "Conversion Shares") effective:

                     (i) if the Conversion Price, as defined herein, is above the Maximum Conversion Price, as defined herein, Holder, at its sole option, shall be entitled to either (i) request an Interest Payment and Amortizing Payment from Company in the amounts set forth above; or (ii) elect to convert a portion of this Debenture pursuant to Article 3 hereof in an amount equal to or greater than the Amortizing Payment Amount. In the event Holder is unable to convert that portion of this Debenture equal to the Amortizing Payment Amount during any calendar month, Holder shall send a notice to Company within three
(3) days of the date on which such Interest Payment and Amortizing Payment is due (the "Payment Date") with the total amount then due and Company shall make a payment in cash in an amount equal to the difference between the amount converted by Holder and the Amortizing Payment Amount due for that month.

                     (ii) if the Conversion Price, as defined herein, is below the Maximum Conversion Price, as defined herein, Company, at its sole option, shall be entitled to either (i) make an Interest Payment and Amortizing Payment to Holder in the amounts set forth above; or (ii) request Holder to convert a portion of this Debenture pursuant to Article 3 hereof in an amount equal to or greater than the Amortizing Payment Amount. In the event Holder is unable to convert that portion of this Debenture equal to the Amortizing Payment Amount during any calendar month, Holder shall send a notice to Company within three
(3) days of the Payment Date with the total amount then due and Company shall make a payment in cash in an amount equal to the difference between the amount converted by Holder and the Amortizing Payment Amount due for that month.

              (e) Nothing contained in this Article 2 shall limit the amount Holder can elect to convert during a calendar month except as defined in Section
3.2 (i) hereof.

              (f) All payments made under this Article 2 shall be applied toward the total Redemption Amount as outlined in Article 14 hereof.

              (g)  Company  may  make  additional   payments  toward  Redemption
("Prepayments") without any penalties.

Article 3   Conversion.

         Section 3.1 Conversion Privilege.

              (a) Holder of this Debenture, subject to Article 2 above, shall have the right to convert (a "Conversion") any and all amounts owing under this Debenture into shares of common stock of Company, par value $0.001 per share (the "Common Stock"), at any time following the Closing Date (as such term is defined in that certain Subscription Agreement, of even date herewith, by and between Company and Holder (the "Subscription Rights Agreement")) but which is before the close of business on the Maturity Date, except as set forth in
Section 3.2(c) hereof. The number of shares of Common Stock issuable upon the Conversion of this Debenture is determined pursuant to Section 3.2 hereof and rounding the result up to the nearest whole share.

              (b) This Debenture may only be converted, whether in whole or in part, in accordance with this Article 3.

              (c) In the event all or any portion of this Debenture remains outstanding on the Maturity Date, the unconverted portion of such Debenture shall automatically be converted into shares of Common Stock on such date in the manner set forth in Section 3.2 hereof.

         Section 3.2 Conversion Procedure.

              (a) Conversion Procedures. Holder may elect to convert the unpaid Face Amount of and accrued Interest on this Debenture, in whole or in part, at any time following the Closing Date. Such Conversion shall be effectuated by Holder sending to Company a facsimile or electronic mail version of the signed Notice of Conversion, attached hereto as Exhibit A, which evidences Holder's intention to convert the Debenture as indicated. The date on which the Notice of Conversion is delivered (the "Conversion Date") shall be deemed to be the date on which Holder has delivered to Company a facsimile or electronic mail of the signed Notice of Conversion. Notwithstanding the above, any Notice of Conversion received by 5:00 P.M. Boston time shall be deemed to have been received the previous business day, with receipt being via a confirmation of time of facsimile of Holder.

              (b) Common Stock to be Issued. Upon Holder's Conversion of any Debenture, Company shall issue the number of shares of Common Stock equal to the Conversion. If, at the time of Conversion, the Registration Statement has been declared effective, Company shall instruct its transfer agent to issue stock certificates without restrictive legend (other than a legend referring to such Registration Statement and prospectus delivery requirements) or stop transfer instructions. If, at the time of Holder's Conversion, the Registration Statement has not been declared effective, Company shall instruct the transfer agent to issue the certificates with an appropriate legend. Company shall act as Registrar and shall maintain an appropriate ledger containing the necessary information with respect to this Debenture. Company represents and warrants to Holder that no instructions, other than these instructions, have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely resold, except as may be otherwise set forth herein.

              (c) Conversion Price. Holder is entitled to convert the unpaid Face Amount of this Debenture, plus accrued interest, any time following a Closing Date, at the lesser of the following prices (each (i) and (ii) being the "Conversion Price"): (i) eighty-five percent (85%) of the lowest closing bid price of the Common Stock during the twenty (20) trading days immediately prior to a Conversion Notice; or (ii) 46/100 U.S. dollars ($0.46) ("Maximum Conversion Price"). No fractional shares or scrip representing fractions of shares will be issued upon Conversion, but the number of shares issuable shall be rounded up, in the event of a partial share, to the nearest whole share. Holder shall retain all rights of Conversion during any partial trading days.

              (d) Maximum Interest. Nothing contained in this Debenture shall be deemed to establish or require Company to pay interest to Holder at a rate in excess of the maximum rate permitted by applicable law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by applicable law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under applicable law and such excess, if so ordered, shall be credited on any remaining balances due to Holder. In the event that the interest rate on this Debenture is required to be adjusted pursuant to this Section 3.2(d), then the parties hereto agree that the terms of this Debenture shall remain in full force and effect except as is necessary to make the interest rate comply with applicable law.

              (e) Opinion Letter. It shall be Company's responsibility to take all necessary actions and to bear all such costs to issue the Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person or entity in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the Conversion Date. Upon surrender of any Debentures that are to be converted in part, Company shall issue to Holder a new Debenture equal to the unconverted amount. Company hereby acknowledges that the date of consideration for this Debenture is the Issuance Date and shall use all commercially reasonable best efforts to facilitate sales under Rule 144 of the Securities Act.

              (f) Delivery of Shares.

                     (i) Within three (3) business days after receipt of the Notice of Conversion (the "Certificate Deadline"), Company shall deliver a certificate, in accordance with Section 3.2(c) hereof for the number of shares of Common Stock issuable upon a Conversion. In the event Company does not make delivery of said certificate by the Certificate Deadline, Company shall pay to Holder in cash, as liquidated damages, an additional fee per day equal to three percent (3%) of the dollar value of the Debentures being converted.

                     (ii) If the failure of Company to issue the certificate pursuant to this Article 3.2(f) is due to the unavailability of a sufficient number of authorized shares of Common Stock of Company, then the provisions of this Article 3.2(f) shall apply as well as the provisions of Article 3.2(k) hereof shall apply.

                     (iii) Company shall make any payments  required  under this
Article 3.2(f) in immediately available funds by the Certificate Deadline. Nothing herein shall limit Holder's right, at Holder's sole discretion, to pursue actual damages or cancel the conversion for Company's failure to issue and deliver the certificate by the Certificate Deadline.

                     (iv) Company shall at all times reserve (or make alternative written arrangements for reservation or contribution of shares) and have available all Common Stock necessary to meet Conversion of the full amount of the Debentures then outstanding and due to Holder, unless so waived by Holder in writing. If, at any time, Holder submits a Notice of Conversion and Company does not have sufficient authorized but unissued shares of Common Stock (or alternative shares of Common Stock as may be contributed by stockholders) available to effect, in full, a Conversion of the Debentures (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), Company shall issue to Holder all of the shares of Common Stock which are then currently available. Any Debentures or any portion thereof, which cannot be converted due to Company's lack of sufficient authorized common stock (the "Unconverted Debentures"), may be deemed null and void upon written notice sent by Holder to Company. Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to Holder, by facsimile, within one (1) business days of such default.

                     (v) In the event of Conversion Default, Company will pay to Holder an amount computed as follows (the "Conversion Default Rate"):

       (N / 365) x (0.24) x (initial issuance price of outstanding and/or tendered but not converted Debentures held by Holder)

         Where N is equal to the number of days from the Conversion Default Date to the date that Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures (the "Authorization Date"). Company shall send notice to Holder of the outstanding Debentures that additional shares of Common Stock have been authorized, stating the Authorization Date and the amount of Holder's accrued Conversion Default payments ("Authorization Notice"). The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, upon written notice sent by Holder to Company, as follows: (i) in the event Holder elects to take such payment in cash, cash payment shall be made to Holder within five (5) business days, or (ii) in the event Holder elects to take such payment in stock, Holder may convert at the Conversion Default Rate within five (5) business days until the expiration of the Conversion period.

                     (vi) Company acknowledges that its failure to maintain a sufficient number of authorized but unissued shares of Common Stock to effect in full a Conversion of the Debentures will cause Holder to suffer irreparable harm, and that damages will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Debenture a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this Section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve Company from its obligations to deliver the Common Stock pursuant to the terms of this Debenture. Nothing herein shall limit Holder's right to pursue actual damages for Company's failure to maintain a sufficient number of authorized shares of Common Stock.

                     (vii) If by the Certificate Deadline, any portion of the shares of the Debentures have not been delivered to Holder and Holder purchases, in an open market transaction or otherwise, shares of Common Stock necessary to make delivery of shares which would have been delivered if the full amount of the shares to be converted and delivered to Holder by Company (the "Covering Shares"), then Company shall pay to Holder, in addition to any other amounts due to Holder pursuant to this Debenture, and not in lieu thereof, the Buy-In Adjustment Amount (as defined below). The "Buy In Adjustment Amount" is the amount equal to the excess, if any, of (x) Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares, minus (y) the net proceeds (after brokerage commissions, if any) received by Holder from the sale of the sold shares. Company shall pay the Buy-In Adjustment Amount to Holder in immediately available funds within five (5) business days of written demand by Holder. By way of illustration and not in limitation of the foregoing, if Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a buy-in with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In
Adjustment Amount which Company would be required to pay to Holder would be $1,000.

              (g) Prospectus and Other Documents. Company shall furnish to Holder one (1) prospectus and any other documents incidental to the registration of the Conversion Shares, including any amendment of or supplements thereto. Any filings submitted via EDGAR will constitute fulfillment of Company's obligation under this Section.

              (h) Limitation on Issuance of Shares. If Company's Common Stock becomes listed on the Nasdaq SmallCap Market after the issuance of this Debenture, Company may be limited in the number of shares of Common Stock it may issue by virtue of (A) the number of authorized shares or (B) the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded, including, but not necessarily limited to, NASDAQ Rule 4310(c)(25)(H)(i) or Rule 4460(i)(1), as may be applicable (collectively, the "Cap Regulations"). Without limiting the other provisions thereof: (i) Company will take all steps necessary to issue the Conversion Shares without violating the Cap Regulations, and (ii) if, despite taking such steps, Company cannot issue such Conversion Shares without violating the Cap Regulations or Holder cannot convert as a result of the Cap Regulations (each such Debenture, an "Unconverted Debenture") Holder shall have the right to elect either of the following options:

                     (i) if permitted by the Cap Regulations, require Company to issue shares of Common Stock in accordance with Holder's Notice of Conversion at a conversion purchase price equal to the average of the closing bid price per share of Common Stock for any five (5) consecutive Trading Days (subject to certain equitable adjustments for certain events occurring during such period) during the sixty (60) Trading Days immediately preceding the Conversion Date; or
(ii) require Company to redeem each Unconverted Debenture for an amount (the "Redemption Amount"), payable in cash, equal to the sum of (i) one hundred thirty-three percent (133%) of the principal of an Unconverted Debenture, plus

                     (ii) any accrued but unpaid interest thereon through and including the date on which the Redemption Amount is paid to Holder (the "Redemption Date").

         Holder may elect, without limitation, one of the above remedies with respect to a portion of such Unconverted Debenture and the other remedy with respect to other portions of the Unconverted Debenture. The Unconverted Debenture shall contain provisions substantially consistent with the above terms, with such additional provisions as may be consented to by Holder. The provisions of this Section are not intended to limit the scope of the provisions otherwise included in the Unconverted Debenture.

              (i) Limitation on Amount of Conversion and Ownership. Notwithstanding anything to the contrary in this Debenture, in no event shall Holder be entitled to convert that amount of Debenture, and in no event shall Company permit that amount of conversion, into that number of shares, which when added to the sum of the number of shares of Common Stock beneficially owned, (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as may be amended, (the "Exchange Act")), by Holder, would exceed four and ninety-nine one hundredths percent (4.99%) of the number of shares of Common Stock outstanding on the Conversion Date, as determined in accordance with Rule 13d-1(j) of the Exchange Act. In the event that the number of shares of Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act is different on any Conversion Date than it was on the Closing Date, then the number of shares of Common Stock outstanding on such Conversion Date shall govern for purposes of determining whether Holder would be acquiring beneficial ownership of more than four and ninety-nine one hundredths percent (4.99%) of the number of shares of Common Stock outstanding on such Conversion Date. However, nothing in this Section 3.2(i) shall be read to reduce the amount of principal, Interest or penalties, if any, due to Holder.

              (j) Legend. Holder acknowledges that each certificate representing the Debentures, and the Common Stock unless registered pursuant to the Debenture Registration Rights Agreement, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

              (k) Prior to Conversion of this Debenture, if at any time the Conversion of all the Debentures and exercise of all the Warrants outstanding would result in an insufficient number of authorized shares of Common Stock being available to cover all the Conversions, then in such event, Company will move to call and hold a shareholder's meeting or have shareholder action with written consent of the proper number of shareholders within thirty (30) days of such event, or such greater period of time if statutorily required or reasonably necessary as regards standard brokerage house and/or SEC requirements and/or procedures, for the purpose of authorizing additional shares of Common Stock such as necessary to facilitate Holder's Conversions. In such an event, management of Company shall recommend to all shareholders to vote their shares in favor of increasing the authorized number of shares of Common Stock. Management of Company shall vote all of its shares of Common Stock in favor of increasing the number of shares of authorized Common Stock to an amount equal to three hundred percent (300%) of the remaining balance on this Debenture. Company represents and warrants that under no circumstances will it deny or prevent Holder's right to convert the Debentures as permitted under the terms of any of the Transaction Documents (as such term is defined in that certain Debenture Registration Rights Agreement, of even date herewith, by and between Company and Holder). Nothing in this Section shall limit the obligation of Company to make the payments set forth in this Article 3. Holder, at its sole option, may request Company to authorize and issue additional shares if Holder feels it is necessary for Conversions in the future. In the event Company's shareholder's meeting does not result in the necessary authorization, Company shall redeem the outstanding Debentures for an amount equal to the sum of the principal of the outstanding Debentures plus accrued interest thereon multiplied by one hundred thirty-three percent (133%).

         Section 3.3 Fractional Shares. Company shall not issue fractional shares of Common Stock, or scrip representing fractions of such shares, upon the conversion of this Debenture. Instead, Company shall round up, to the nearest whole share.

         Section 3.4 Taxes on Conversion. Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion of this Debenture. However, Holder shall pay any such tax which is due because the shares are issued in a name other than its name.

         Section 3.5 Company to Reserve Stock. Company shall reserve and maintain the number of shares of Common Stock required pursuant to and upon the terms set forth in the Transaction Documents to permit the Conversion of this Debenture. All Conversion Shares shall, upon issuance by Company, be validly issued, fully paid and nonassessable and free and clear from all taxes, liens, charges and encumbrances with respect to the issuance thereof.

         Section 3.6 Restrictions on Sale. This Debenture has not been registered under the Securities Act and is being issued under Section 4(2) of Securities Act and Rule 506 of Regulation D promulgated under the Securities Act. This Debenture and the Conversion Shares may only be sold pursuant to registration under or an exemption from the Securities Act.

         Section 3.7 Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in the case of a subdivision of shares or stock dividend, or proportionately increased in the case of combination of shares, in each such case, by the ratio that the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

Article 4   Mergers.

         Company shall not consolidate or merge into, or transfer any or all of its assets to, any person, unless such person assumes in writing the obligations of Company under this Debenture and immediately after such transaction no Event of Default (as defined below) exists. Any reference herein to Company shall refer to such surviving or transferee corporation and the obligations of Company shall terminate only upon such written assumption of Company's obligation. In the event of a merger, or other consolidation, Company shall give notice to Holder simultaneously with the announcement to the public markets.

Article 5   Security.

         This Debenture, and Company's obligations hereunder, are secured by that certain Security Agreement, of even date herewith, by and between Company and Holder (the "Security Agreement").

Article 6   Defaults and Remedies.

         Section 6.1 Events of Default. An "Event of Default" occurs if any one of the following occur:

              (a) Company does not make timely payment or Conversion, in whole or in part, necessary to cover the principal, interest or other sum due on the Maturity Date, Conversion Date, upon redemption, or otherwise described herein;

              (b)  Company  does not make a payment in cash for a period of five
(5) business days when due as described in this Debenture; or,

              (c) any of Company's representations or warranties contained in the Transaction Documents or this Debenture were false when made or Company fails to comply with any of its other agreements in the Transaction Documents and such failure continues for a period of five (5) business days; or,

              (d) Company defaults in the material terms of any of the Transaction Documents;

              (e) Company pursuant to or within the meaning of any bankruptcy law: (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a custodian of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors or (v) a court of competent jurisdiction enters an order or decree under any bankruptcy law that (A) is for relief against Company in an involuntary case; (B) appoints a custodian of Company for all or substantially all of its property or (C) orders the liquidation of Company, and the order or decree remains unstayed and in effect for sixty (60) calendar days; or,

              (f) Company's Common Stock is suspended or no longer listed on any recognized exchange including electronic over-the-counter bulletin board ("Principal Market") for in excess of three (3) consecutive Trading Days. Failure to comply with the requirements for continued listing on a Principal Market for a period of five (5) trading days; or notification from a Principal Market that Company is not in compliance with the conditions for such continued listing on such Principal Market; or,

              (g) Company breaches any covenant or condition of the Transaction Documents, and such breach, if subject to cure, continues for a period of five
(5) business days; or,

              (h) the Registration Statement is not declared effective by the SEC within twelve (12) months of the Issuance Date; or,

              (i) the underlying Registration Statement subsequently becomes ineffective and does not become effective again within fifteen (15) days of such notice of ineffectiveness by the SEC; or,

              (j) Company's failure to pay any taxes when due unless such taxes are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been provided on Company's books; provided, however, that in the event that such failure is curable, Company shall have ten
(10) business days to cure such failure; or,

              (k) an attachment or levy is made upon Company's assets having an aggregate value in excess of twenty-five thousand dollars ($25,000) or a judgment is rendered against Company or Company's property involving a liability of more than twenty-five thousand dollars ($25,000) which shall not have been vacated, discharged, stayed or bonded pending appeal within ninety (90) days from the entry hereof; or,

              (l) any change in Company's condition or affairs (financial or otherwise) which in Holder's reasonable, good faith opinion, would have a Material Adverse Effect (as that term is defined in the Subscription Agreement); provided, however, that in the event that such failure is curable, Company shall have ten (10) business days to cure such failure; or,

              (m) any Lien, except for Permitted Liens (as those terms are defined in the Security Agreement), created hereunder or under any of the Transaction Documents for any reason ceases to be or is not a valid and perfected Lien having a first priority interest; or,

              (n) the indictment or threatened indictment of Company, any officer of Company under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against Company or any officer of Company pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the property of Company.

              (o) There is an outstanding balance on the Face Amount of the Debenture upon the Anniversary Date.

         Section 6.2 Remedies.

              (a) In the Event of Default, Holder may elect to secure a portion of the Security Interest (as defined in the Security Agreement). Holder may also elect to garnish revenue from Company in an amount that will repay Holder on the schedules outlined in this Debenture.

              (b) In the Event of Default, as outlined in this Debenture, Holder may exercise its right to increase the Face Amount of the Debenture by ten percent (10%) as an initial penalty, and by ten percent (10%) for each subsequent Event of Default. In addition, Holder may elect to increase the Face Amount by two and one-half percent (2.5%) per month (pro-rata for partial periods) paid as liquated damages ("Liquidated Damages"), compounded daily. It is the intention and acknowledgement of both parties that the Liquidated Damages not be deemed as interest or a penalty under the terms of this Debenture.

              (c) In the event of Default, under Section 6.1(h) hereof, Holder may elect to switch the Conversion Price of the Debenture as outlined in Section 3.2(c) above ("Default Conversion Price"). The Default Conversion Price shall be equal to the lesser of (i) the Conversion Price or (ii) seventy percent (70%) of the lowest closing bid price of the Common Stock during the twenty (20) trading days prior to conversion. Upon written notice being sent to Company by Holder of Default under Section 6.1(h), and Holder's election to exercise the remedy to switch the conversion price to the Default Conversion Price, Company shall immediately withdraw the Registration Statement. Further, Company agrees that the date of consideration for the Debenture shall remain the Issuance Date stated herein. Company shall provide an opinion letter from counsel within two
(2) business days of written request by Holder stating that the date of consideration for the Debenture is the Issuance Date and submission of proper Rule 144 support documentation consisting of a Form 144, a broker's representation letter and a seller's representation letter. In the event Company does not deliver the opinion letter within two business days, the Default Conversion Price shall immediately decrease by two percent (2%) for each business day an opinion letter fails to be delivered. In the event that counsel to Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with this paragraph (either with or without restrictive legends, as applicable), then Company irrevocably and expressly authorizes counsel to Holder to render such opinion and shall authorize the Transfer Agent to accept and to rely on such opinion for the purposes of issuing the Conversion Shares (which is attached as Exhibit E to that certain Subscription Agreement, of even date herewith, by and between Company and Holder). Any costs incurred by Holder for such opinion letter shall be added to the Face Amount of the Debenture.

         Section 6.3 Acceleration. If an Event of Default occurs, Holder by notice to Company may declare the remaining principal amount of this Debenture, together with all accrued interest and any liquidated damages, to be immediately due and payable in full.

         Section 6.4 Seniority. Company warrants that no indebtedness of Company is senior to this Debenture in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise. Company warrants that it has taken all necessary steps to subordinate its other obligations to the rights of Holder hereunder.

         Section 6.5 Cost of Collections. If an Event of Default occurs, Company
shall  pay  Holder's  reasonable  costs  of  collection,   including  reasonable
attorney's fees and costs of arbitration.

Article 7   Registered Debentures.

         Section 7.1 Record Ownership. Company or its attorney shall maintain a register of Holder of the Debentures (the "Register") showing their names and addresses and the serial numbers and principal amounts of Debentures issued to them. The Register may be maintained in electronic, magnetic or other computerized form. Company may treat the person named as Holder of this Debenture in the Register as the sole owner of this Debenture. Holder of this Debenture is exclusively entitled to receive payments of interest on this Debenture, receive notifications with respect to this Debenture, convert it into Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.

         Section 7.2 Worn or Lost Debentures. If this Debenture becomes worn, defaced or mutilated but is still substantially intact and recognizable, Company or its agent may issue a new Debenture in lieu hereof upon its surrender. Where Holder of this Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, Company shall issue a new Debenture in place of the Debenture if Holder so requests by written notice to Company.

Article 8   Notice.

         Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Debenture must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to Company:                     Attn: Kevin Kelly
                                            Patient Portal Technologies, Inc.
                                            7108 Fairway Drive, Ste. 215
                                            Palm Beach Gardens, FL 33418
                                            Telephone: (561) 630-7688
                                            Fax:


         If to the Holder:                  Dutchess Capital Management, LLC
                                            50 Commonwealth Ave, Suite 2
                                            Boston, MA  02116
                                            Attention: Douglas Leighton
                                            Telephone: (617) 301-4700
                                            Facsimile: (617) 249-0947

         Each party hereto shall provide five (5) business days prior notice to the other party hereto of any change in address, phone number or facsimile number.

Article 9   Time.

         Where this Debenture authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a holiday on which the United States Stock Markets ("US Markets") are closed (a "Holiday"), such payment shall be made or condition or obligation performed on the last business day preceding such Saturday, Sunday or Holiday. A "business day" shall mean a day on which the US Markets are open for a full day or half day of trading.

Article 10  No Assignment.

         This Debenture and the obligations of Company hereunder shall not be assignable by Company.

Article 11  Rules of Construction.

         In this Debenture, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the tense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in the Debenture are inserted for convenience of reference only, and they neither form a part of this Debenture nor are they to be used in the construction or interpretation hereof. Wherever, in this Debenture, a determination of Company is required or allowed, such determination shall be made by a majority of the Board of Directors of Company and if it is made in good faith, it shall be conclusive and binding upon Company and Holder of this Debenture. Any capitalized term used but not defined in this Debenture shall have the meaning ascribed to it in the Transaction Documents (as such term is defined in that certain Debenture Registration Rights Agreement, of even date herewith, by and between Company and Holder).

Article 12  Governing Law.

         This Debenture and all related instruments and documents and the rights and obligations of the parties hereunder and thereunder shall, in all respects, be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts, without regard to conflicts of law principles.

Article 13  Disputes Under Debenture.

         The parties to this Debenture will submit all disputes arising under it to arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association ("AAA"). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the Commonwealth of Massachusetts. No party to this Debenture will challenge the jurisdiction or venue provisions as provided in this section. Nothing in this section shall limit Holder's right to obtain an injunction for a breach of this Debenture from a court of law.

Article 14  Redemption.

         Company shall have the right to redeem Holder, in cash, the Debenture, in whole or in part ("Redemption Amount"), at a price equal to one hundred and twenty-five percent (125%) of the outstanding principal amount of the Debenture, including accrued interest (and penalties if applicable). Any Amortizing Payments, as defined in Article 2 hereof, shall apply to the Redemption Amount. Any portion of the Redemption Amount not converted shall be paid in cash to Holder under the terms described in this Article 14. In the event Company's Common Stock is trading above the Maximum Conversion Price, Holder shall retain the right to refuse Redemption in cash by Company and convert any Interest Payments and Amortizing Payments due as outlined in Article 3.

Article 15  Holder Warrants.

         As an additional inducement to Holder entering into the Transaction Documents, Company shall issue to Holder a warrant to purchase twenty-two million eight hundred and twenty-six thousand eight-six (22,826,086) shares of its common stock exercisable at the strike price outlined in the Warrant.

Article 16  Waiver.

         Holder's delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waive, affect, or diminish any right of Holder under this Debenture to demand strict compliance and performance herewith. Any waiver by Holder of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of Company contained in this Debenture, and no Event of Default, shall be deemed to have been waived by Holder, nor may this Debenture be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by Holder.

Article 17  Integration.

         This Debenture is the final definitive agreement between Company and Holder with respect to the terms and conditions set forth herein, and, the terms of this Debenture may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties hereto. The execution and delivery of this Debenture is done in conjunction with the execution of the other Transaction Documents.

Article 18  Failure To Meet Obligations by Company.

         Company acknowledges that its failure to timely meet any of its obligations hereunder, including, but without limitation, its obligations to make payments, deliver shares and, as necessary, to register and maintain sufficient number of shares, will cause Holder to suffer irreparable harm and that the actual damage to Holder will be difficult to ascertain. Accordingly, the parties hereto agree that it is appropriate to include in this Debenture a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and do not constitute a penalty. The payment of liquidated damages shall not relieve Company from its obligations to deliver the Common Stock pursuant to the terms of this Debenture.

Article 19  Representations and Warranties of Company.

         Company hereby represent and warrants to Holder that: (i) it is voluntarily issuing this Debenture of its own freewill, (ii) it is not issuing this Debenture under economic duress, (iii) the terms of this debenture are reasonable and fair to Company, and (iv) Company has had independent legal counsel of its own choosing review this Debenture, advise Company with respect to this Debenture, and represent Company in connection with its issuance of this Debenture.

Article 20  Acknowledgements of the Parties.

         Notwithstanding anything in this Debenture to the contrary, the parties hereto hereby acknowledge and agree to the following: (i) Holder makes no representations or covenants that it will not engage in trading in the securities of Company; (ii) Company shall, by 8:30 a.m. Boston time on the trading day following the date hereof, file a current report on Form 8-K disclosing the material terms of the transactions contemplated hereby and in the other Transaction Documents; (iii) Company has not and shall not provide material non-public information to Holder unless prior thereto Holder shall have executed a written agreement regarding the confidentiality and use of such information; and (iv) Company understands and confirms that Holder will be relying on the acknowledgements set forth in clauses (i) through (iii) above if Holder effects any transactions in the securities of Company.

Article 21  Amendments, Waivers and Consents; Successors and Assigns.

         Neither this Agreement nor any other Transaction Document nor any of the terms hereof or thereof may be amended, modified, changed, waived, discharged or terminated, nor shall any consent be given, unless such amendment, modification, change, waiver, discharge, termination or consent is in writing signed by Holder and Company. This Agreement may not be assigned by Company without prior written consent of Holder, which consent may be withheld in Holder's sole discretion. The rights and privileges of Holder hereunder shall inure to the benefit of its successors and assigns.

Article 22  Severability.

         Any provision of this Agreement, or of any other Transaction Document, that is prohibited by, or unenforceable under, the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Company hereby waives any provision of law which renders any provision of this Agreement or any other Transaction Document prohibited or unenforceable in any respect.

Article 23  Counterparts.

         This Agreement may be executed in counterparts and each shall be effective as an original, and a photocopy, facsimile or telecopy of this executed Agreement shall be effective as an original. In making proof of this Agreement, it shall not be necessary to produce more than one counterpart, photocopy, facsimile, or telecopy of this executed Agreement.

Article 24  Time.

         Time is of the essence of this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Debenture to be duly executed on the day and year first above written.


                                   PATIENT PORTAL TECHNOLOGIES, INC.


                                   By:
                                          --------------------------------------
                                   Name:  Kevin Kelly, Chief Executive Officer


                                   By:
                                          --------------------------------------
                                          Thomas Hagan, Secretary, Acting CFO
                                          and Director

                                   By:
                                          --------------------------------------
                                          David Wolf, Chief Operating Officer



                                   DUTCHESS PRIVATE EQUITIES FUND, LTD.



                                   By:
                                          --------------------------------------
                                            Name: Douglas H. Leighton
                                            Title: Director

                                    EXHIBIT A
                                    ---------

                              NOTICE OF CONVERSION


Patient Portal Technologies, Inc.

Re: Notice of Conversion
------------------------

Gentlemen:

         The undersigned hereby irrevocably elects, as of ________________, to convert $________________ of its convertible debenture (the "Debenture") into Common Stock of Patient Portal Technologies, Inc. ("Company") according to the conditions set forth in the Debenture issued by Company.

Date of Conversion_______________________________________________


Applicable Conversion Price________________________________________


Number of Debentures Issuable upon this Conversion____________________


Name:  Dutchess Private Equities Fund, LTD.

Address: 50 Commonwealth Ave, Boston, MA 02116


Phone: 617-301-4700                 Fax: 617-249-0947


                                   DUTCHESS PRIVATE EQUITIES FUND, LTD.,


                                   By: _______________________________________

                                   Name: Douglas H. Leighton

                                   Title: Director


                                                  EXHIBIT B

   Balance   Face of Debt      Deb   Calculation  Interest   Principal  Premium   Prin &             Total
     Date     Outstanding      Conv     Date        Due       Payment    Payment  Prem    Interest    Pmt
-----------------------------------------------------------------------------------------------------------
  1-Apr-09   $ 6,469,966.11                       4-Jan-09  $64,118.51    $0.00   $   -    $   -    $   -


EXHIBIT C - Series C Preferred Stock Purchase Agreement

         SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

         THIS SERIES C CONVERTIBLE  PREFERRED  STOCK  PURCHASE  AGREEMENT  (this
"Agreement") is made and entered into as of April ____, 2009, by and among Patient Portal Technologies, Inc., a Delaware corporation, and its subsidiaries with an office at 8276 Willett Parkway, Baldwinsville, NY 13027 (collectively, the "Company"), and the investors listed on Schedule 1 attached hereto (who shall execute this Agreement and who are collectively referred to as the "Investors").

                                    RECITALS

         WHEREAS, the Company and the Investors are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(2) and/or Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act");

         WHEREAS, the Company desires to authorize, issue and sell shares of its Series C Convertible Preferred Stock, $0.01 par value per share (the "Series C Stock") to the Investors, and the Investors desire to purchase shares of the Series C Stock, all on the terms and subject to the conditions herein set forth; and

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Debt Conversion Agreement (the "Debt Conversion Agreement") to take effect upon such time as the fulfillment of the Company obligations herein for duly authorized issuance of the Series C Stock.

         WHEREAS, The Company has issued to Dutchess a certain warrant for the purchase of common shares of the company dated November 1, 2007 in the amount of 22,826,086 shares of the common stock, $.001 par value per share (the "Common Stock:") (the "Warrants")

         WHEREAS in connection with the issuance of the Convertible Debenture, the Company has given to Dutchess a Security Agreement made as of the 1st day of November, 2007, 2008 as collateral security for the Convertible Debenture (the "Security Agreement")

         WHEREAS in connection with the issuance of the Convertible Debenture, certain shareholders in the Company have pledged shares in the Company as collateral security for the Convertible Debenture (the" Pledge Agreement")

         WHEREAS, the Investors have entered into a certain Intercreditor, Subordination and Standby Agreement with the Company, Five Star Bank and TB&A hospital Television, Inc. dated the 12th day of February, 2008 and amended March 24, 2009 (the "intercreditor Agreement")

         NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         Article 14 Authorization of Securities. The Company has authorized the number of shares of Series C Stock as provided herein, which shall be entitled to the rights, privileges and preferences set forth in the Company's Articles of Incorporation as modified by the Certificate of Designation for the Series C Stock that has been filed by the Company with the Delaware Secretary of State on, before or within fifteen (15) days of the Closing. As used in this Agreement, the term "Preferred Stock" shall mean the shares of Series C Stock issued and outstanding immediately after the closing described in Section 4.3 hereof and all shares of Series C Stock issued in exchange or substitution therefore. The Series C Stock shall be convertible into shares of the Common Stock, $0.01 par value per share (the "Common Stock"), as set forth in the Articles of Incorporation. The Company shall authorize and reserve a sufficient number of its previously authorized but unissued shares of Common Stock to satisfy the rights of conversion and purchase of the holders of the Series C Stock. Any shares of Common Stock issuable upon conversion of the Series C Stock, when issued, shall be referred to as "Conversion Shares".

         Article 15 Sale and Purchase of Shares of the Series C Stock. Subject to the terms and conditions herein, the Company agrees to sell to the Investors, and each of the Investors severally agrees to purchase from the Company on the date hereof in accordance with this Agreement, the number of shares of Series C Stock set forth opposite such Investor's name on Schedule 1 at a purchase price of One Thousand Dollars ($1,000.00) per share (the "Purchase Commitment"). The Company's agreement with each Investor is a separate agreement, and the sale of the Series C Stock to each Investor is a separate sale.

         Article 16 The Closing. The closing of the sale of the Series C Stock shall take place at 10:00 a.m. Boston time (the "Closing"). The date and time on which the Closing occurs shall be referred to as the "Closing Date". On the Closing Date, the Company shall deliver to each of the Investors purchasing shares of the Series C Stock on such date a stock certificate for the number of shares of Series C Stock being acquired by such Investor, which shares shall be registered in the Investor's name or as otherwise designated by the Investor.

         Article 17 Representations and Warranties by the Company. As a material inducement to each of the Investors to enter into this Agreement and to purchase the number of shares of the Series C Stock set forth after such Investor's name on Schedule 1, with the understanding that each Investor will be relying thereon in consummating the transactions contemplated hereunder, the Company hereby represents and warrants to each Investor that, except as set forth (i) in the Disclosure Schedule attached hereto and prepared and delivered by the Company to the Investors on the date hereof (the "Disclosure Schedule"), or (ii) the SEC Documents (as defined herein), the statements contained in this Section 4 are true and correct. The Disclosure Schedule is arranged in sections corresponding to the sections and subsections of this Section 4:

              Section 17.1 Organization, Qualification and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority, and all governmental licenses, governmental authorizations, governmental consents and governmental approvals, required to carry on its business as now conducted and to own, lease and operate the assets and properties of the Company as now owned, leased and operated. The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction in which the character or location of its properties and assets owned, leased or operated by the Company or the nature of the business conducted by the Company requires such qualification or licensing, except where the failure to be so qualified, licensed or in good standing in such other jurisdiction could not, individually or in the aggregate, have a Material Adverse Effect (as defined herein) on the Company. The Company has heretofore delivered to the Investors complete and accurate copies of its Articles of Incorporation and Bylaws, as currently in effect. The Company has previously delivered to the Investors a complete and accurate list of all jurisdictions in which the Company is qualified or licensed to do business as of the date hereof.

              Section 17.2 Authorization; Enforcement. The Company has full power and authority to enter into this Agreement, the related Debt Conversion Agreement, any and all agreements referenced herein or therein, and all agreements and documents related to the foregoing (collectively, the "Transaction Documents") and to carry out the transactions contemplated in the Transaction Documents. The Board of Directors of the Company and the Company's stockholders have taken all action required by law, the Company's charter documents and otherwise to duly and validly authorize and approve the execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated in the Transaction Documents and no other corporate proceedings on the part of the Company are necessary to authorize the Transaction Documents or to consummate the transactions contemplated thereby. The Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and rules of law governing specific performance, injunctive relief or other equitable remedies.

              Section 17.3 Capitalization of the Company. The Company has authorized (a) 100,000,000 shares of Common Stock, 42,951,130 of which shares are issued and outstanding, and (b) 1,000,000 shares of Series A and B Preferred Stock, none of which are issued and outstanding and (c) 0 shares of Series C Preferred Stock, all of which has been issued and subsequently converted to Common Stock (together with the Common Stock the "Capital Stock"). All of the issued and outstanding shares of the Capital Stock are duly authorized, validly issued, fully paid, non-assessable and, except for the Series C Stock, free of preemptive rights. There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any of its securities excluding the Investors. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting or registration of any shares of Capital Stock. As of the date hereof, except to the Investors and set forth in the Disclosure Schedule (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act, and (iv) there are no outstanding registration statements and there are no outstanding comment letters from the Commission or any other regulatory agency. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Preferred Stock as described in this Agreement.

              Section 17.4 Non-Contravention. Neither the execution, delivery and performance by the Company of the Transaction Documents nor the consummation of the transactions contemplated therein will (i) contravene or conflict with the charter documents of the Company, (ii) contravene or conflict with or constitute a violation of any provision of any Applicable Law (as defined herein) binding upon or applicable to the Company or any of the Company's assets, (iii) result in the creation or imposition of any Lien (as defined herein) on any of the Company's assets, other than Permitted Liens (as defined herein), (iv) be in conflict with, constitute (with or without due notice or lapse of time or both) a default under, result in the loss of any material benefit under, or give rise to any right of termination, cancellation, increased payments or acceleration under any terms, conditions or provisions of any material note, bond, lease, mortgage, indenture, license, contract, franchise, permit, instrument or other agreement or obligation to which the Company is a party, or by which any of its properties or assets may be bound, or (v) to the knowledge of the Company, disrupt or impair any business relationship with any material supplier, customer, distributor, sales representative or employee of the Company. Except to the Investors, neither the Company nor its subsidiaries is in violation of any term of or in default under its charter documents or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any Applicable Law, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

              Section 17.5 Consents and Approvals. No consent, approval, order or authorization of or from, or registration, notification, declaration or filing with (hereinafter sometimes separately referred to as a "Consent" and sometimes collectively as "Consents"), any Person, including, without limitation, any Governmental Authority (as defined herein), is required in connection with the execution, delivery or performance of the Transaction Documents by the Company or the consummation by the Company of the transactions contemplated therein. To the knowledge of the Company, there are no facts relating to the identity or circumstances of the Company that would prevent or materially delay obtaining any of the Consents.

              Section 17.6 Financial Statements; Undisclosed Liabilities.

                     (a) The Company has previously delivered to the Investors complete and accurate copies of the audited balance sheet of the Company as of December 31, 2007 (the "Latest Balance Sheet") and the unaudited statements of income of the Company quarter ended June 30, 2007 (such statements of income and the Latest Balance Sheet being herein referred to as the "Latest Financial Statements"). The Latest Financial Statements are based upon the information contained in the books and records of the Company and fairly and accurately present the financial condition of the Company as of the dates thereof and results of operations for the periods referred to therein. The Latest Financial Statements have been prepared in accordance with GAAP (as defined herein) applicable to unaudited interim financial statements (and thus may not contain all notes and may not contain prior period comparative data which are required for compliance with GAAP), and reflect all adjustments necessary to a fair and accurate statement of the financial condition and results of operations of the Company for the interim periods presented.


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

                     (b) All accounts, books and ledgers related to the business of the Company and its subsidiaries are properly and accurately kept, are complete in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein subject to the yearend adjustments made by the outside accountant which shall be in accordance with prior practice.. Neither the Company nor its subsidiaries have any of its material records, systems, controls, data, or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership (excluding licensed software programs) and direct control of the Company or its subsidiaries.

                     (c) Except as and to the extent reflected in the Latest Balance Sheet subject to yearend adjustments made in accordance with prior practice, the Company does not have any Liabilities (as defined herein) of any nature (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due, and regardless of when asserted), other than Liabilities incurred in the Ordinary Course of Business (as defined herein) since the date of the Latest Balance Sheet and Liabilities arising in connection with this Agreement and the transactions contemplated herein.

              Section 17.7 Assets and Properties.

                     (a) Except as previously disclosed in the SEC Filings, the Company has good and valid right, title and interest in and to or, in the case of leased properties or properties held under license, good and valid leasehold or license interests in, all of their assets and properties, including, but not limited to, all of the machinery, equipment, terminals, computers, vehicles, and all other assets and properties (real, personal or mixed, tangible or intangible) reflected in the Latest Balance Sheet and all of the assets purchased or otherwise acquired since the date of the Latest Balance Sheet, except those assets and properties disposed of in the Company's ordinary course of business after the date of the Latest Balance Sheet. The Company holds title to each such property and asset free and clear of all Liens, except Permitted Liens, and is in sole possession of, and has sole control of, its material assets.

                     (b) Except as previously disclosed in the SEC Filings, the material equipment owed by the Company has been properly maintained and is in good operating condition and repair and is adequate for the uses for which they are currently being put by the Company, normal wear and tear excepted. To the knowledge of the Company, no such asset is in need of maintenance or repair, except for routine maintenance and repairs that are in the ordinary course.

                     (c) Except as previously disclosed in the SEC Filings, the Company owns or has the right to use all material property, real or personal, tangible or intangible, which is necessary for the operation of its business in substantially the same manner as it has been conducted during the period covered by the Latest Balance Sheet.


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

              Section 17.8 Compliance with Applicable Laws. Except as set forth in the Disclosure Schedule, the Company has not violated or infringed, nor is it in violation or infringement of, any Applicable Law or any order, writ, injunction or decree of any Governmental Authority in connection with its activities. The Company, and its officers, directors, agents and employees, have complied with all Applicable Laws. No claims have been filed against the Company alleging a violation of any Applicable Law.

              Section 17.9 Permits. The Company has conducted its business in compliance with all material terms and conditions of all licenses, permits, quotas, authorizations, registrations and other approvals that are necessary to the operation of, or relate solely to, the Company's business (collectively, the "Permits"). Each Permit is valid and in full force and effect and none of the Permits will be terminated, revoked, modified or become terminable or impaired in any respect for any reason, except as would not have a Material Adverse Effect.

              Section 17.10 Receivables. The accounts receivable and other receivables reflected on the Latest Balance Sheet, and those arising after the date thereof, are valid receivables that have arisen from bona fide transactions in the Company's ordinary course of business, and the Company is not aware that such accounts are subject to valid counterclaims or setoffs, and are collectible in accordance with their terms, except as and to the extent of the bad debt allowance reflected on the Latest Balance Sheet.

              Section 17.11 Litigation. Except as set forth in the Disclosure Schedule, there are no (a) actions, suits, claims, hearings, arbitrations, proceedings (public or private) or governmental investigations that have been brought by or against any Governmental Authority or any other Person, nor any investigations or reviews by any Governmental Authority against or affecting the Company, pending or, to the Company's knowledge, threatened, against or by the Company or any of its assets or which seek to enjoin or rescind the transactions contemplated by this Agreement; or (b) existing orders, judgments or decrees of any Governmental Authority naming the Company as an affected party or otherwise affecting any of the assets or the business of the Company.

              Section 17.12 Labor and Employment Matters. Except as set forth in the Disclosure Schedule, the Company has previously delivered to the Investors a complete and accurate list of all current employees, officers and directors of the Company, which list includes their base salaries and bonus. All employees of the Company are employed on an at-will basis. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good

              Section 17.13 Tax Matters. Except as otherwise noted in its filings with the SEC, as and with the exception of its corporate federal and state income tax return for the year ended December 31, 2007, the Company has, or will have prior to Closing (a) properly completed and filed on a timely basis all tax returns (federal, provincial, state, county, local and other) relating to all excise, payroll, real estate, capital stock, intangible, value-added, income, sales, use, service, employment, property and, without limitation of the foregoing, all other taxes of every kind and nature which the Company is required to file in connection with its business prior to the Closing Date (i.e., the due date for such tax return being on or before the Closing Date) and for which the non-payment of, or failure to file, could result in a Lien on any of the Company's assets, or result in the Investors becoming liable or responsible therefore, and (b) paid in full all Taxes (as defined herein), interest, penalties, assessments or deficiencies shown to be due to any taxing authority on such returns. The Company is not currently the beneficiary of any


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

extension of time within which to file any such return. The Company is not a party to any pending or, to the knowledge of the Company, any threatened action or proceeding against the Company for the assessment or collection of Taxes by any Governmental Authority, and there is no basis for any such action or proceeding. There are no audits pending with respect to any liabilities for Taxes of the Company.

              Section 17.14 Bank Accounts; Powers of Attorney. In addition to the updated Disclosure Schedule items, the Company has previously delivered to the Investors a complete and accurate list of the names of all (i) financial institutions, investment banking and brokerage houses, and other similar institutions at which the Company maintains accounts, deposits, safe deposit boxes of any nature, and the names of all persons authorized to draw thereon or make withdrawals therefrom and a description of such accounts; and (ii) Persons holding general or special powers of attorney from the Company and copies thereof.

              Section 17.15 Indemnification, Guarantee or Assumption of Liability Obligations. The Company is not a party to any Contract that contains any provisions requiring the Company to indemnify, guarantee or assume liabilities of any Person except as made in the ordinary course of business with routine agreements. There is no event, circumstance or other basis that could give rise to any indemnification, guarantee or assumption of liabilities obligation of the Company to its officers and directors under the Company's Articles of Incorporation, Bylaws, similar governing documents, or any Contract between the Company and any of its officers or directors or to any other Person under any Contract

              Section 17.16 Employee Benefit Plans. The Company does not have any liability arising directly or indirectly under Section 412 of the Code, or
Section 302 of Title IV of ERISA. The Company does not have any liability arising directly or indirectly to or with respect to any "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA. The Company does not have any liability arising under the Consolidated Omnibus Reconciliation Act of 1985, as amended, Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA. Nothing has occurred or failed to occur with respect to any the Company Pension Plan that could result in any liability to the Investors.

              Section 17.17 Disclosure. No representation or warranty by the Company in this Agreement and no statement contained or to be contained in any document, certificate or other writing furnished or to be furnished by the Company to the Investors, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There is no fact that has not been disclosed to the Investors of which any officer or director of the Company is aware which has or could reasonably be expected to have a Material Adverse Effect.

              Section 17.18 Investigation by the Investors. Notwithstanding anything to the contrary in this Agreement, (i) no investigation by the Investors shall affect the representations and warranties of the Company under any of the Transaction Document or contained in any other writing to be furnished to the Investors in connection with the transactions contemplated thereunder provided that such information discovered by the Investors prior to this date and was disclosed in writing to the Company, and (ii) such representations and warranties shall not be affected or deemed waived by reason of the fact that the Investors knew or should have known that any of the same is or might be inaccurate in any respect.


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

              Section 17.19 Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all Permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such Permit, license or approval.

              Section 17.20 Insurance.  The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

              Section 17.21 Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

              Section 17.22 Internal Accounting  Controls.  The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              Section 17.23 SEC Documents:  Financial Statements.  Except as set
forth in the Disclosure Schedule, since the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Investors or their representatives, or made available through the Commission's website at www.sec.gov., complete and accurate copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents, including, without limitation, information referred to in the Transaction Documents, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


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              Section 17.24 10(b)-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

              Section 17.25 Acknowledgment Regarding Investor's Purchase of the Preferred Stock. The Company acknowledges and agrees that the Investors are acting solely in the capacity of an arm's-length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that the Investors are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Investors or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Investor's purchase of the Preferred Stock or the Conversion Shares. The Company further represents to the Investor that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

              Section 17.26 No General Solicitation. None of the Company, its subsidiaries or Affiliates (as defined herein), nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Preferred Stock.

              Section 17.27 No Integrated Offering. None of the Company, its subsidiaries or Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Preferred Stock under the Securities Act or cause this offering of the Preferred Stock to be integrated with prior offerings by the Company for purposes of the Securities Act.

              Section 17.28 Certain Transactions. Except as set forth in the Disclosure Schedule and except for arm's-length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company, its subsidiaries or Affiliates is presently a party to any transaction with the Company, its subsidiaries or Affiliates (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.


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              Section 17.29 Fees and Rights of First Refusal. The Company is not
obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties, including but not limited to, current
or  former   shareholders  of  the  Company,   its   subsidiaries,   Affiliates,
underwriters, brokers, agents or other third parties.

              Section 17.30 No Material Adverse Breaches, etc. None of the Company, its subsidiaries or Affiliates is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. None of the Company, its subsidiaries or Affiliates is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

              4.31. The Investor and the Company agree to cancel the Convertible Debenture between the Company and Dutchess Private Equities Fund, LTD dated November 1, 2007 all Transaction Documents associated with the Debenture, all Warrants, termination of the Stock Pledge Agreement and return of the Common Stock to the owners and notification to Five Star Bank (the "Bank"), that it has no further interest in the Intercreditor Agreement and the Bank may proceed without notification and the obtaining of the consent of the Investors.

         Article 18 Representations of the Investors. Each of the Investors severally represents to the Company for such Investor that:

              Section 18.1 Investment Intent. The shares of the Series C Stock and the Conversion Shares into which such shares may be converted that are being acquired by the Investor are being purchased for investment for the Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. The Investor has no present plan or intention to engage in a sale, exchange, transfer, distribution, redemption, reduction in any way of the Investor's risk of ownership by short sale or otherwise, or other disposition, directly or indirectly of the Series C Stock being acquired by the Investor pursuant to the Transaction Documents or the Conversion Shares into which such shares may be converted. The Investor is able to bear the economic risk of its investment and has the knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks (including tax considerations) of its investment, including the high degree of risk of loss of the Investor's entire investment herein.

              Section 18.2 Restrictions on Resale, Rule 144. The Investor understands that the shares of the Series C Stock have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 504, 505 or 506 promulgated under the Securities Act and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by the Investor. The Investor further understands that the Series C Stock may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws. The Investor also understands that the Conversion Shares will be issued without prior registration thereof under the Securities Act or applicable state securities laws in reliance upon Section 4(2) of the Securities Act and transactional exemptions from registration under applicable state securities laws based upon appropriate representations of the Investor. As such, the Conversion Shares will be subject to transfer restrictions similar to restrictions applicable to the Series C Stock. The Investor understands that (i) an exemption from such registration is not presently available pursuant to Rule 144 promulgated under the Securities Act by the Commission, (ii) the Company has made no commitment to become eligible for Rule 144, and (iii) in any event the Investor may not sell any securities acquired hereunder pursuant to Rule 144 prior to the expiration of a six month period (or such other period as the Commission may hereafter adopt) after the Investor has acquired such securities. The Investor understands that any sales pursuant to Rule 144 can be made only in full compliance with the provisions of Rule 144.


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

              If so requested by the Investors, the Company shall instruct counsel to write a Rule 144 opinion letter provided the necessary paperwork has been submitted and the Exemption applies (as defined herein). If the Company's counsel fails to provide a Rule 144 opinion letter within three (3) days, then the Company shall: (a) pay the Investor's counsel to write said Rule 144 opinion letter; and (b) instruct the designated transfer agent to accept and rely upon the Rule 144 Opinion letter.

              Section 18.3 Location of Principal Office, Qualification as an Accredited Investor, etc. The state in which the Investor's principal office (or domicile, if the Investor is an individual) is located is the state set forth in the Investor's address on Schedule 1. The Investor by execution of this Agreement hereby represents that he, she or it qualifies as an "accredited investor" for purposes of Regulation D promulgated under the Securities Act. The Investor (i) is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, and bear the loss of its entire investment in the Series C Stock, and (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it pursuant to this Agreement. If other than an individual, the Investor also represents it has not been organized solely for the purpose of acquiring the Series C Stock or the Conversion Shares.

              Section 18.4 Acts and Proceedings. The Investor has full power and authority to enter into and perform under the Transaction Documents in accordance with their respective terms. The Transaction Documents have been duly authorized by all necessary action on the part of the Investor, has been duly executed and delivered by the Investor, and is a valid and binding agreement of the Investor and enforceable against the Investor in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the remedy of specific enforcement and other equitable remedies.

              Section 18.5 Exculpation Among Investors. The Investor acknowledges that in making the decision to invest in the Company, the Investor is not relying on any other Investor or upon any person, firm or company, other than the Company and its officers, employees and/or directors. The Investor agrees that none of any of the other Investor, nor their partners, employees, officers or controlling persons, shall be liable for any actions taken by the Investor, or omitted to be taken by the Investor, in connection with such investment.

              Section 18.6 Disclosure of Information. The Investor represents that the Company has made available to the Investor at a reasonable time prior to the execution of the Transaction Documents the opportunity to ask questions and receive answers from the Company's management concerning the Company's business, management and financial affairs, the terms and conditions of the offering of the Series C Stock and to obtain any additional information (that the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to such Investor. Investor further represents that it, except as otherwise provided by law, is entering into the Transaction Documents and is acquiring the Series C Stock without any representation or warranty, express or implied, by the Company or any of its officers, directors, employees or affiliated, except as expressly set forth in this Agreement. The foregoing, however, does not limit or modify the representations and warranties of the Company in the Transaction Documents or the right of the Investors to rely thereon.


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

              Section 18.7 Legend;  Stop Transfer.  The Series C Stock,  and any
Conversion  Shares  issued  upon  conversion   thereof,   shall  bear  a  legend
substantially similar to the following:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS, AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND SUCH APPLICABLE BLUE SKY LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

The Company shall make a notation regarding the restrictions on transfer of the Series C Stock and any such Conversion Shares in its books and the Series C Stock and any such Conversion Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act covering the securities to be transferred or an opinion of counsel satisfactory to the Company that such registration is not required.

Any legend endorsed on a certificate pursuant to Section 5.7 hereof shall be removed, and the Company shall issue a certificate without such legend to the holder of such security, if such security is being disposed of pursuant to a registration under the Securities Act or pursuant to Rule 144 or any similar rule then in effect or if such holder provides the Company with an opinion of counsel satisfactory to the Company to the effect that a transfer of such securities may be made without registration. In addition, if the holder of such securities delivers to the Company an opinion of such counsel to the effect that no subsequent transfer of such securities will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates evidencing such security that do not bear the legend set forth in Section 5.7 hereof.

              Section 18.8 No Brokers or Finders. No person, firm or corporation has or will have, as a result of any contractual undertaking by the Investor, any right, interest or valid claim against the Investor or the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by the Transaction Documents. Each responsible Investor will indemnify and hold the Company harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable.

              Section 18.9 No Governmental Review. Each Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Preferred Stock or the Conversion Shares, or the fairness or suitability of the investment in the Preferred Stock or the Conversion Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Preferred Stock or the Conversion Shares.


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

              Section 18.10 Receipt of Documents. Each Investor and his or its counsel has received and read in their entirety: (i) the Transaction Documents and each representation, warranty and covenant set forth therein; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company's Form 10-KSB for the fiscal year ended December 31, 2007; (iv) the Company's Form 10-QSB for the fiscal quarter ended September 30, 2008 and (v) answers to all questions each Investor submitted to the Company regarding an investment in the Company; and each Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

              Section 18.11 Due Formation of Corporate and Other Investors. If the Investors is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Preferred Stock and is not prohibited from doing so.

              Section 18.12 No Legal Advice From the Company. Each Investor acknowledges, that it had the opportunity to review the Transaction Documents and the transactions contemplated thereby with his or its own legal counsel and investment and tax advisors. Each Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company, its subsidiaries, Affiliates or any of their respective representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by the Transaction Documents or the securities laws of any jurisdiction.

              Section 18.13 Intentionally Omitted.

         Article 19 Covenants.

              Section 19.1 Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 8 and 9 hereof.

              Section 19.2 Reporting Status. Until the earlier of (i) the date as of which the Investors may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Conversion Shares and (B) none of the Preferred Stock are outstanding (the "Registration Period"), the Company shall file in a timely manner all reports required to be filed with the Commission pursuant to the Exchange Act and the regulations of the Commission thereunder, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

              Section  19.3   Registration   of  Shares.   As  outlined  in  the
Certificate of Designation.

              Section 19.4 Reservation of Shares. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the issuance of the Conversion Shares. If at any time the Company does not have available such shares of Common Stock as shall from time-to-time be sufficient to effect the conversion of all of the Conversion Shares, then the Company and its management shall, upon the written request of the Investors, do the following: (i) call and hold a special meeting of the shareholders within thirty (30) days of such occurrence for the sole purpose of increasing the number of shares authorized, (ii) recommend to the shareholders that they vote in favor of increasing the number of shares of Common Stock authorized, and (iii) vote all of their shares in favor of increasing the number of authorized shares of Common Stock.


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

              Section 19.5 Listings or Quotation. If not already done prior to the Closing, the Company shall promptly secure the listing or quotation of the Conversion Shares upon each national securities exchange, automated quotation system or The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board ("OTCBB") or other market, if any, upon which shares of Common Stock are then listed or quoted. The Company shall use its best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time-to-time issuable under the terms of this Agreement. The Company shall maintain the Common Stock's authorization for quotation on the OTCBB.

              Section 19.6 Fees and Expenses. Each of the Company and the Investors shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents.

              Section 19.7 Corporate Existence. So long as any of the Preferred Stock remains outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company's assets or any similar transaction or related transactions (each such transaction, an "Organizational Change") unless, prior to the consummation an Organizational Change, the Company obtains the written consent of each Investor. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 6.8 will thereafter be applicable to the Preferred Stock.

              Section 19.8 Transactions With Affiliates. Except as set forth in the Disclosure Schedule, so long as any Preferred Stock is outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates, or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a "Related Party"), except for
(i) customary employment  arrangements and benefit programs on reasonable terms,
(ii) any investment in an Affiliate of the Company, (iii) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (iv) any agreement, transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company (for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be considered a disinterested director with respect to any such agreement, transaction, commitment, or arrangement). Notwithstanding the foregoing, for purposes of this Section 6.8, the Investors and their respective Affiliates shall not be considered Affiliates of the Company

              Section 19.9 Transfer Agent. The Company covenants and agrees that, in the event that the Company's agency relationship with the transfer agent should be terminated for any reason after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the new transfer agent agree to be bound by the terms of any transfer agent instructions issued by the Company and in place as of the date hereof.

              Section 19.10 Restriction on Issuance of the Capital Stock. So long as any Preferred Stock is outstanding, the Company shall not, without the prior written consent of the Investors, (i) issue or sell shares of Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue any preferred stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's Bid Price determined immediately prior to it's issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8.

              Section 19.11 INTENTIONALLY OMITTED.

         Article 20 Conditions To The Company's Obligation To Sell. The obligation of the Company hereunder to issue and sell the Preferred Stock to the Investors at the Closing(s) is subject to the satisfaction, at or before the Closing Date(s), of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

              Section 20.1 Each Investor shall have executed the Transaction Documents and delivered them to the Company.

              Section 20.2 The representations and warranties of the Investors shall be true and correct in all material respects as of the date when made and as of the Closing Date(s) as though made at that time (except for representations and warranties that speak as of a specific date), and the Investors shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investors at or prior to the Closing Date(s).

         Article 21 Conditions To The Investor's Obligation To Purchase. The obligation of the Investors hereunder to purchase the Preferred Stock at the Closing(s) is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investors' sole benefit and may be waived by the Investors at any time in their sole discretion:

              Section 21.1 The Company shall have executed the Transaction Documents and delivered the same to the Investors.

              Section 21.2 The Common Stock shall be authorized for quotation on the OTCBB, trading in the Common Stock shall not have been suspended for any reason, and all the Conversion Shares issuable upon the conversion of the Preferred Stock shall be approved by the OTCBB.

              Section 21.3 The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4 hereof, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Document to be performed, satisfied or complied with by the Company at or prior to the Closing Date. If requested by the Investor, the Investor shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor.

              Section 21.4 The Company shall have delivered to the Investors the Preferred Stock in the respective amounts set forth opposite each Investors name on Schedule 1 attached hereto.

              Section 21.5 The Company shall have delivered to the Investors a certificate of good standing from the Delaware Secretary of State.

              Section 21.6 The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, shares of Common Stock to effect the conversion of all of the Conversion Shares then outstanding.

              Section 21.7 No Events of Default past any applicable cure period, shall have occurred under the Transaction Documents.

              Section 21.8 The Company shall deliver to the Investor a board resolution stating that all management, director and officers will cancel any debts owed to them by the Company for past salaries.

         Article 22 Indemnification.

              Section 22.1 In consideration of the Investor's execution and delivery of this Agreement and acquiring the Preferred Stock and the Conversion Shares hereunder, and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investors and each other holder of the Preferred Stock and the Conversion Shares, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by the Transaction Documents) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other instrument, document or agreement executed pursuant thereto by any of the parties thereto, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Preferred Stock or the Conversion Shares or the status of the Investor or holder of the Preferred Stock or the Conversion Shares. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

              Section 22.2 In consideration of the Company's execution and delivery of the Transaction Documents, and in addition to all of the Investor's other obligations under the Transaction Documents, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by the Transaction Documents) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investors in the Transaction Documents, instrument or document contemplated thereby or executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investors contained in the Transaction Documents or any other certificate, instrument or document contemplated thereby or executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other instrument, document or agreement executed pursuant thereto by any of the parties thereto. To the extent that the foregoing undertaking by each Investor may be unenforceable for any reason, each Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

         Article 23 Definitions. The following terms, as used herein, have the following meanings:

              Section 23.1 "Affiliate" means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

              Section 23.2 "Agreement" has the meaning set forth in the Introduction.

              Section 23.3 "Applicable Law" means, with respect to any Person, any domestic or foreign, federal, state or local common law or duty, case law or ruling, statute, law, ordinance, policy, guidance, rule, administrative interpretation, regulation, code, order, writ, injunction, directive, judgment, decree or other requirement of any Governmental Authority applicable to such Person or any of its Affiliates or Plan Affiliates or any of their respective properties, assets, officers, directors, employees, consultants or agents (in connection with such officer's, director's, employee's, consultant's or agent's activities on behalf of such Person or any of its Affiliates or Plan Affiliates).

              Section 23.4 "Capital  Stock" has the meaning set forth in Section
4.3 hereof.

              Section 23.5 "Articles of Incorporation" means the Company's Articles of Incorporation as filed with the Nevada Secretary of State, as may be amended from time to time.

              Section 23.6 "Closing" has the meaning set forth in Section 3 hereof.



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

              Section 23.7 "Closing Date" has the meaning set forth in Section 3 hereof.

              Section 23.8 "Code" means the Internal Revenue Code of 1986, as amended, and the regulations or other binding pronouncements promulgated thereunder.

              Section 23.9 "Common Stock" has the meaning set forth in Section 1 hereof.

              Section 23.10 "Company" has the meaning set forth in the Introduction.

              Section 23.11 "Compensation Plan" means any material benefit or arrangement that is not either a Pension Plan or a Welfare Plan, including, without limitation, (i) each employment or consulting agreement, (ii) each arrangement providing for insurance coverage or workers' compensation benefits,
(iii) each bonus, incentive bonus or deferred bonus arrangement, (iv) each arrangement providing termination allowance, severance or similar benefits, (v) each equity compensation plan, (vi) each current or deferred compensation agreement, arrangement or policy, (vii) each compensation policy and practice maintained by the Company or any ERISA Affiliate of the Company covering the employees, former employees, directors and former directors of the Company and the beneficiaries of any of them, and (viii) each agreement, arrangement or plan that provides for the payment of compensation to any person who provides services to the Company and who is not an employee, former employee, director or former director of the Company.

              Section 23.12 "Consent" or "Consents" have the meanings set forth in Section 4.5 hereof.

              Section 23.13 "Contracts" means all contracts, agreements, options, leases, licenses, sales and accepted purchase orders, commitments and other instruments of any kind, whether written or oral, to which the Company is a party on the Closing Date, including the Scheduled Contracts.

              Section  23.14  "Conversion  Shares"  has the meaning set forth in
Section 1 hereof.

              Section 23.15  "Disclosure  Schedule" has the meaning set forth in
Section 4 hereof.

              Section  23.16  "Effective  Date"  has the  meaning  set  forth in
Section 6.3 hereof.

              Section 23.17 "Employee Benefit Plan" means all Pension Plans, Welfare Plans and Compensation Plans.

              Section  23.18  "ERISA"  means  the  Employee   Retirement  Income
Security Act of 1974, as amended.

              Section 23.19 "ERISA Affiliate" means any "person," within the meaning of Section 7701(a)(1) of the Code, that together with the Company is considered a single employer pursuant to Section 414(b), (c), (m) or (o) of the Code or Section 3(5) or 4001(b)(1) of ERISA.

              Section 23.20 "Exchange Act" means the Securities Exchange Act of 1934, as amended.


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

              Section  23.21  "Filing Date" has the meaning set forth in Section
6.3 hereof.

              Section   23.22  "GAAP"  means   generally   accepted   accounting
principles in the United States, consistently applied.

              Section  23.23   "Governmental   Authority"   means  any  foreign,
domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

              Section 23.24 "Intellectual Property" means all rights in patents, patent applications, trademarks (whether registered or not), trademark applications, service mark registrations and service mark applications, trade names, trade dress, logos, slogans, tag lines, uniform resource locators, Internet domain names, Internet domain name applications, corporate names, copyright applications, registered copyrighted works and commercially significant unregistered copyrightable works (including proprietary software, books, written materials, prerecorded video or audio tapes, and other copyrightable works), technology, software, trade secrets, know-how, technical documentation, specifications, data, designs and other intellectual property and proprietary rights used in or necessary to the conduct of the business of the Company, but excluding third-party off-the-shelf computer programs.

              Section 23.25 "Investors" has the meaning set forth in the Introduction.

              Section 23.26 "Latest  Balance Sheet" has the meaning set forth in
Section 4.6(a) hereof.

              Section 23.27 "Latest Financial Statements" has the meaning set forth in Section 4.6(a) hereof.

              Section 23.28 "Liability" or "Liabilities" means any liabilities, obligations or claims of any kind whatsoever whether absolute, accrued or un-accrued, fixed or contingent, matured or un-matured, asserted or unasserted, known or unknown, direct or indirect, contingent or otherwise and whether due or to become due, including without limitation any foreign or domestic tax liabilities or deferred tax liabilities incurred in respect of or measured by the Company's income, or any other debts, liabilities or obligations relating to or arising out of any act, omission, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the date hereof, whether or not known, due or payable, whether or not the same is required to be accrued on the financial statements or is disclosed on the Disclosure Schedule.

              Section 23.29 "Lien" means, with respect to any asset, any mortgage, title defect or objection, lien, pledge, charge, security interest, hypothecation, restriction, encumbrance, adverse claim or charge of any kind in respect of such asset.

              Section 23.30 "Material Adverse Effect" means, with respect to the Company, an individual or cumulative adverse change in or effect on its business, customers, customer relations, operations, properties, working capital condition (financial or otherwise), assets, properties, liabilities or prospects (financial or otherwise) that (i) is reasonably expected to be materially adverse to its business, properties, working capital condition (financial or otherwise), assets, liabilities or prospects (financial or otherwise); or (ii) would prevent it from consummating the transactions contemplated hereby.

              Section 23.31  "Material  Customers"  has the meaning set forth in
Section 4.17 hereof.

              Section 23.32 "Ordinary Course of Business" means any action taken by the Company that is (i) consistent with its past practices and is taken in the ordinary course of its normal day-to-day operations, and (ii) not required to be specifically authorized by its Board of Directors.

              Section 23.33  "Penalty Date" has the meaning set forth in Section
6.3 hereof.

              Section 23.34 "Pension Plan" means an "employee pension benefit plan" as such term is defined in Sections 3(2) or 3(3) of ERISA and all other material employee benefit arrangements or programs relating to the Company's business, including, without limitation, any such arrangements or programs providing severance pay, sick leave, vacation pay, salary continuation for disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options, hospitalization insurance, medical insurance and life insurance, sponsored or maintained by the Company or any Affiliate of the Company or to which the Company or any Affiliate of the Company is obligated to contribute thereunder on behalf of any current or former employee who performed services with respect to the Company's business.

              Section 23.35 "Permits" has the meaning set forth in Section 4.9 hereof.

              Section 23.36 "Permitted Liens" means (i) Liens for Taxes or governmental assessments, charges or claims the payment of which is not yet due, or for Taxes the validity of which are being contested in good faith by appropriate proceedings; (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Persons and other Liens imposed by Applicable Law incurred in the Ordinary Course of Business for sums not yet delinquent or being contested in good faith; (iii) Liens relating to deposits made in the Ordinary Course of Business in connection with workers' compensation, unemployment insurance and other types of social security or to secure the performance of leases, trade contracts or other similar agreements; and (iii) other Liens set forth on the Disclosure Schedule; provided, however, that, with respect to each of clauses (i) through (iii), to the extent that any such Lien on that arose prior to the date of the Latest Balance Sheet and relates to, or secures the payment of, a Liability that is required to be accrued for under GAAP, such Lien shall not be a Permitted Lien unless all such Liabilities have been fully accrued or otherwise reflected on the Latest Balance Sheet. Notwithstanding the foregoing, no Lien arising under the Code or ERISA with respect to the operation, termination, restoration or funding of any Employee Benefit Plan sponsored by, maintained by or contributed to by the Company or any of its ERISA Affiliates or arising in connection with any excise tax or penalty tax with respect to such Employee Benefit Plan shall be a Permitted Lien.

              Section  23.37   "Person"   means  an   individual,   corporation,
partnership, limited liability company, association, trust, estate or other entity or organization, including a Governmental Authority.

              Section 23.38 "Plan Affiliate" means, with respect to any Person, any Employee Benefit Plan sponsored by, maintained by or contributed to by such Person, and with respect to any Employee Benefit Plan, any Person sponsoring, maintaining or contributing to such plan or arrangement.


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

              Section  23.39  "Preferred  Stock"  has the  meaning  set forth in
Section 1 hereof.

              Section 23.40  "Purchase  Commitment" has the meaning set forth in
Section 2 hereof.

              Section 23.41  "Scheduled  Contracts" has the meaning set forth in
Section 4.12 hereof.

              Section 23.42 "SEC Documents" has the meaning set forth in Section
4.26 hereof.

              Section 23.43 "Securities Act" means the Securities Act of 1933, as amended.

              Section 23.44 Security Agreement" has the meaning set forth in the Recitals.

              Section 23.45 "Series C Stock" has the meaning set forth in the Recitals.

              Section 23.46 "Tax" or "Taxes" means all taxes imposed of any nature including federal, state, local or foreign net income tax, alternative or add-on minimum tax, profits or excess profits tax, franchise tax, gross income, adjusted gross income or gross receipts tax, employment related tax (including employee withholding or employer payroll tax, FICA or FUTA), real or personal property tax or ad valorem tax, sales or use tax, excise tax, stamp tax or duty, any withholding or back up withholding tax, value added tax, severance tax, prohibited transaction tax, premiums tax, environmental tax, intangibles tax or occupation tax, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Authority (domestic or foreign) responsible for the imposition of any such tax. The term Tax shall also include any Liability of the Company for the Taxes of any other Person under U.S. Treasury Regulations Section 1.1502-6 (or similar provisions of state, local or foreign law), as a transferee or successor by contract or otherwise.

              Section  23.47  "Tax  Return"  means  all  returns,  declarations,
reports,   estimates,   forms,  information  returns  and  statements  or  other
information required to be filed with respect to any Tax.

              Section 23.48 "Transaction Documents" has the meaning set forth in
Section 4.2 hereof.

              Section 23.49 "Welfare Plan" means an "employee welfare benefit plan" as such term is defined in Section 3(1) of ERISA (including without limitation a plan excluded from coverage by Section 4 of ERISA).

         Article 24 Miscellaneous.

              Section 24.1 Waivers, Amendments and Approvals. In each case in which approval of the Investors is required by the terms of this Agreement, such requirement shall be satisfied by a vote or the written action of the Investors. With the written consent of the Investors, the obligations of the Company under this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) and with the written approval of the Investors, the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such waiver or supplemental agreement shall amend the terms of the shares of the Series C Stock as set forth in the Articles of Incorporation (any such amendment to the terms of the shares of Series C Stock shall require the vote of the holders of shares of Series C Stock called for by the Articles of Incorporation).

              Section 24.2 Written Changes, Waivers, Etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in Section 11.1 hereof.

              Section 24.3 Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two
(2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party or parties to be notified at such address or addresses as such party or parties may designate by one of the indicated means of notice herein to the other party or parties hereto. If the notice shall be given to the Company, a copy of which shall simultaneously be given to Michael Lorenz, residing at 5109 Waterford Wood Way, Fayetteville, NY 13066

              Section 23.4 Survival of Representations, Warranties, Etc. All representations, warranties, covenants and agreements contained herein, including the indemnification obligations set forth in Section 9 hereof, shall survive after the execution and delivery of this Agreement or such certificate or document, as the case may be, for a period of two (2) years.

              Section 24.5 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of a similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

              Section 24.6 Other Remedies. Any and all remedies herein expressly conferred upon a party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of anyone remedy shall not preclude the exercise of any other.

              Section 24.7 Attorney Fees. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorney fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorney fees. No sum for attorney fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorney fees.

              Section 24.8 Entire Agreement. This Agreement, the exhibits hereto, the documents referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

              Section 24.9 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

              Section 24.10 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon and be enforceable by the successors and assigns of the parties hereto, including the holder(s) from time-to-time of any of the Series C Stock. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

              Section 24.11 Governing Law. The validity, terms, performance and enforcement of this Agreement shall be governed and construed by the provisions hereof and in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements that are negotiated, executed, delivered and performed solely in the Commonwealth of Massachusetts.

              Section 24.12 Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              Section 24.13 Publicity. The Company and the Investors shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Investors, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations (the Company shall use its best efforts to consult the Investors in connection with any such press release or other public disclosure prior to its release and Investors shall be provided with a copy thereof upon release thereof).

              Section 24.14 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

              Section 24.15 Tacking. For purposes of calculating the holding period for the Preferred Stock purchased pursuant to this Agreement and the Common Shares underlying the Preferred Stock, the Investors shall tack back to the Closing Date of the original Debenture, as defined in the Debt Conversion Agreement. The Company shall not adopt a position inconsistent with the foregoing or contest such tacking for any reason, and the Company shall use its best efforts to cooperate with Dutchess in any efforts Dutchess may undertake to assert such tacking in connection with the future sale of the Preferred Stock purchased pursuant to this Agreement or any securities issued upon the conversion of such Preferred Stock or any other purpose.

              Section 24.16 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

              Section  24.17  Headings.  The headings of this  Agreement are for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

              Section 24.18 Disputes Under Debenture. All disputes arising under this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws. The parties to this Agreement shall submit all disputes arising under this Agreement to arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association (the "AAA"). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the Commonwealth of Massachusetts. No party hereto will challenge the jurisdiction or venue provisions as provided in this section. Nothing in this section shall limit the Holder's right to obtain an injunction for a breach of this Debenture from a court of law. Any injunction obtained shall remain in full force and effect until the arbitrator, as set forth in herein, fully adjudicates the dispute.

         IN WITNESS WHEREOF, the parties hereto have caused this Series C Convertible Preferred Stock Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                            THE COMPANY:

                                            PATIENT PORTAL TECHNOLOGIES, INC.



                                            By:   ____________________________
                                            Name:  Kevin Kelly
                                            Its:   Chairman of the Board


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

                                                           SCHEDULE 1
                                     List of Investors, Signatures and Purchase Commitments

                                                       Address/Facsimile                  Purchase         Purchase Commitment
      Name                  Signature                  Number of Investor               Commitment ($)         (# Shares)
Dutchess Private        ___________________                                              $7,500,000           7,500
Equities Fund Ltd.      Douglas H. Leighton,         Douglas H. Leighton
                        Director                     c/o Dutchess Capital Management
                                                     50 Commonwealth Ave., Suite 2
                                                     Boston, MA 02116
                                                     Tel: 617-301-4700
                                                     Fax: 617-249-0947


                               DISCLOSURE SCHEDULE
            SERIES C CONVERTIBLE PREFERENCE STOCK PURCHASE AGREEMENT
                 PATIENT PORTAL TECHNOLOGIES, INC. AND INVESTORS



A.    Section 4.3

      1.    Common Stock Warrants

               Class A             250,000          $2.00     December 31, 2011
               Class B             250,000          $3.00     December 31, 2011
               Class C             250,000          $4.00     December 31, 2011
               Class D           9,810,050          $ .50     December 31, 2011

      2.    Debt Securities

                  Five Star Bank - Line of Credit with TB &A Inc., guaranteed by the Company -dated February 11, 2008 (Includes Security Agreement and Intercreditor Agreement dated February 11, 2008 and amended March 24, 2009).

      3.    Comment Letter - SEC

                  There is an open letter from SEC dated January 12, 2009 regarding comments on the amended 2007 Form 10K and the amended Form 10Q for March and June 2008. The comments were responded to by the Company in April 2009.

B.    Section 4.8 and 4.23

      1. Letter from SEC dated January 12, 2009 regarding comments on the amended 2007 Form 10K and the amended Form 10Q for March and June 2008. The comments were responded to by the Company in April 2009.

C.    Sections 4.11

      1. Telehealth Lawsuit - There is one outstanding lawsuit that both the company and its counsel believe has no merit associated with the purchase of contracts in 2007 from Worldnet, Inc DBA TMS. Discussions are underway toward settlement to be paid for by TMS.

D.    Section 4.12

      1. There are presently two employment contracts that were entered into with the former owners of TB &A, Robert Baren and Tom Brunskole.




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

E.    Section 4.14

Bank                   Type        A/C #                Signatories
----                   ----        -----                -----------
PPC
Bank of America        Checking    2290 0382 0000       Kevin J. Kelly
Bank of America        Savings     0022 9261 8664       N/A

TB&A:
----                                                    Robert A. Baren, Thomas E. Brunskole, Kevin J. Kelly,
M&T Bank               Checking    10500502             Richard J. Oliver
M&T Bank               Checking    10500734             Robert A. Baren, Thomas E. Brunskole, Kevin Kelly
Five Star Bank         Checking    751257133            Robert A. Baren, Thomas E. Brunskole, Kevin J. Kelly

      1.    G. See 4.3 also

F.    Section 4.28 Exceptions

      1.    Auspicium, LLC - Consulting agreement

      2.    Dan Coholan - Consulting Agreement

G.    Section 6.8 Exception

      1. Virtual Nurse - The Company currently has a preferred marketing agreement with Virtual Nurse (an Affiliate) to sell services to hospitals. From time to time the company has advanced small amounts to Virtual Nurse against future amounts due.

      2.    Auspicium, LLC - Consulting agreement

      3.    Dan Coholan - Consulting Agreement

H.    Section 6.10    2009 Long Term Incentive Stock Option Plan.





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